UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Preliminary Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

CPG CARLYLE COMMITMENTS FUND, LLC
CPG CARLYLE COMMITMENTS MASTER FUND, LLC

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CPG CARLYLE COMMITMENTS FUND, LLC
CPG CARLYLE COMMITMENTS MASTER FUND, LLC
500 Fifth Avenue, 31st Floor
New York, NY 10110
December 30, 2021
Dear Member:
A joint special meeting of the members (“Members”) of CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and CPG Carlyle Commitments Master Fund, LLC (the “Master Fund” and, together with the Feeder Fund, the “Funds”) will be held virtually on Friday, February 18. 2022, at 12:30 p.m., Eastern Time (the “Meeting”). You are receiving this letter because you were a Member of record of a Fund as of December 28, 2021 (the “Record Date”).
The Meeting is being held to approve matters important to your Fund relating to the proposed acquisition by Macquarie Management Holdings, Inc. (“Macquarie”) of Central Park Group, LLC (“Central Park Group”). On October 21, 2021, Central Park Group, the parent company of Central Park Advisers, LLC, the Funds’ investment adviser (the “Adviser”), and Macquarie announced that they had entered into an agreement whereby Macquarie will acquire Central Park Group (the “Transaction”). Subject to the satisfaction or appropriate waiver of the conditions to the closing, the Transaction is expected to close in the first quarter of 2022 (the “Closing”). Upon the Closing of the Transaction, each Fund’s current investment advisory agreement will automatically terminate in accordance with its terms and applicable regulations.
In order to help ensure that each Fund’s investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meeting on the following proposals affecting the Funds, as well as to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof:
1.
To elect Sharon J. Weinberg to the Board of each Fund.

2.
To approve a new investment advisory agreement for each Fund.

The Board of Directors believes that approval of the proposals is in the best interests of each Fund and its respective Members, and has unanimously approved, and recommends that you vote FOR, each proposal.
Detailed information about the proposals is contained in the enclosed materials. The proposals will not result in changes to either Fund’s contractual management fee rate or investment objective, strategy, risks or restrictions. Please review and consider the enclosed materials carefully, and then please take a moment to vote.
To express our appreciation for your and other Members’ participation, Central Park Group will make a charitable donation to Ronald McDonald House New York in the amount of $1 per Member that votes. Ronald McDonald House New York provides temporary housing and support services for families battling pediatric cancer and other serious illnesses as they travel to New York City for potentially lifesaving treatment.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Members, employees, and community, the Meeting will be conducted exclusively on the Internet by virtual means. You will be able to participate in the Meeting, provide voting instructions and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/CPG2022 and entering the control number on your enclosed proxy card(s)/voting instruction form(s). If you experience difficulties logging on to the virtual Meeting, please call Broadridge Financial Solutions, Inc.’s (“Broadridge”) technical assistance hotline at 1-844-986-0822 (inside the U.S.) or 1-303-562-9302 (outside the U.S.), which will open approximately half an hour before the Meeting.
Members of record of the Funds as of the close of business on December 28, 2021 are entitled to receive notice of, to vote at and to participate virtually at the Meeting and any adjournments or postponements of the Meeting. Your vote is important no matter the size of your investment.
Whether or not you plan to attend the Meeting virtually, your vote is needed. If you are unable to participate in the Meeting, you may vote by completing and returning your proxy card(s)/voting instruction form(s) in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card(s)/voting instruction form(s), or by visiting the Internet website listed on the enclosed proxy card(s)/voting instruction form(s). It is important that your vote be received no later than 11:59 p.m. Eastern Time on February 17, 2022. You may receive more than one set of proxy materials if you have more than one account. Please be sure to vote each proxy card/voting instruction form you receive. If we do not hear from you, our proxy solicitor, Broadridge, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposals or how to vote, you may call Broadridge at 1-800-574-6506 and a representative will assist you.
Members who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Funds’ proxy solicitor, Broadridge, or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to CPG Funds, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Merely attending the Meeting virtually will not revoke a validly given proxy received before the Meeting.
Your vote is important to us. Thank you for your response and for your investment.
Sincerely,
Mitchell A. Tanzman
Director and Principal Executive Officer of the Funds

CPG CARLYLE COMMITMENTS FUND, LLC
CPG CARLYLE COMMITMENTS MASTER FUND, LLC
500 Fifth Avenue, 31st Floor
New York, NY 10110

NOTICE OF JOINT SPECIAL MEETING OF MEMBERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the members (“Members”) of CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and CPG Carlyle Commitments Master Fund, LLC (the “Master Fund” and, together with the Feeder Fund, the “Funds”) will be held virtually on Friday, February 18. 2022 at 12:30 p.m., Eastern Time (the “Meeting”). At the Meeting, Members of the Funds will be asked to consider and vote upon the following proposals (collectively, the “Proposals,” with each being a “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:
Proposals	Members Entitled to Vote
1. To elect Sharon J. Weinberg as a Director of each Fund (the “Director Election Proposal”).	All Members of each Fund, voting separately
2. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All Members of each Fund, voting separately
The Board of Directors of each Fund (collectively, the “Board”) believes that approval of each Proposal is in the best interests of each Fund and its respective Members, and has unanimously approved, and recommends that you vote FOR, the Director Election Proposal and FOR the New Investment Advisory Agreement Proposal.
The Master Fund and the Feeder Fund operate pursuant to a master-feeder structure in which the Feeder Fund invests all of its assets in the Master Fund. As a Member of the Master Fund, the Feeder Fund has been asked to vote on the proposals described in this proxy statement as they relate to the Master Fund. Pursuant to relevant provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Feeder Fund must (i) pass through to the Feeder Fund’s own Members voting rights with respect to the interest in the Master Fund that the Feeder Fund holds and (ii) vote its interest in the Master Fund in accordance with the voting instructions of the Feeder Fund’s Members. As a result, in addition to your vote on these proposals as they relate to the Feeder Fund, the Board of the Feeder Fund needs, and you are being asked to provide, your voting instructions on these matters as they relate to how the Feeder Fund should vote its interest in the Master Fund.
The Proposals are discussed in greater detail in the enclosed joint proxy statement. Please read the joint proxy statement carefully for information concerning the Proposals. The enclosed materials contain the Notice of Joint Special Meeting of Members (the “Notice”), joint proxy statement and proxy card(s)/voting instruction form(s). A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card(s)/voting instruction form(s), we will vote the card(s)/form(s) as you indicated. If you simply sign, date and return the enclosed proxy card(s)/voting instruction form(s), but do not specify a vote, your proxy will be voted FOR the Proposals.
To express our appreciation for your and other Members’ participation, Central Park Group, LLC will make a charitable donation to Ronald McDonald House New York in the amount of $1 per Member that votes. Ronald McDonald House New York provides temporary housing and support services for families battling pediatric cancer and other serious illnesses as they travel to New York City for potentially lifesaving treatment.
Members of record of each Fund at the close of business on December 28, 2021 are entitled to receive notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Members, employees, and community, the Meeting will be conducted exclusively on the Internet by virtual means. You will be able to participate in the Meeting, provide voting instructions and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/CPG2022.
It is important that your interest be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s)/voting instruction form(s) and returning it in the accompanying envelope as promptly as possible. It is important that your vote be received no later than 11:59 p.m. Eastern Time on February 17, 2022. In addition, any Member who attends the Meeting virtually may provide voting instructions by Internet during the Meeting.
Members who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to CPG Funds, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Merely attending the Meeting virtually will not revoke a validly given proxy received before the Meeting.
To provide voting instructions or to submit your questions during the Meeting, please log on to www.virtualshareholdermeeting.com/CPG2022. You will need to enter the control number on your enclosed proxy card(s)/voting instruction form(s). If you experience difficulties logging on to the virtual Meeting, please call Broadridge’s technical assistance hotline at 1-844-986-0822 (inside the U.S.) or 1-303-562-9302 (outside the U.S.), which will open approximately half an hour before the Meeting.
REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIRTUALLY, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S).
YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER THE SIZE OF YOUR INVESTMENT, PLEASE SEND IN THE PROXY CARD(S)/VOTING INSTRUCTION FORM(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.
Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting.   This Notice and the joint proxy statement are available on the internet at www.proxyvote.com. On this webpage, you will be able to access the Notice, the joint proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Members. We encourage you to access and review all of the important information contained in the proxy materials before voting.
By Order of the Board of Directors of
CPG Carlyle Commitments Fund, LLC
CPG Carlyle Commitments Master Fund, LLC
Mitchell A. Tanzman
Director and Principal Executive Officer of the Funds
December 30, 2021

JOINT PROXY STATEMENT
For
CPG CARLYLE COMMITMENTS FUND, LLC
CPG CARLYLE COMMITMENTS MASTER FUND, LLC
500 Fifth Avenue, 31st Floor
New York, NY 10110
Dated December 30, 2021

JOINT PROXY STATEMENT
FOR THE JOINT SPECIAL MEETING OF MEMBERS
TO BE HELD ON FRIDAY, FEBRUARY 18. 2022

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Boards of Directors (collectively, the “Board”) of CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and CPG Carlyle Commitments Master Fund, LLC (the “Master Fund” and, together with the Feeder Fund, the “Funds”) to be held virtually on Friday, February 18. 2022 at 12:30 p.m., Eastern Time (the “Meeting”).
The Joint Proxy Statement provides you with information you should review before voting on the matters listed below and in the Notice of the Joint Special Meeting of Members. Much of the information in this Joint Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 800-777-6472. This Joint Proxy Statement, the Notice of Joint Special Meeting of Members and related proxy card(s)/voting instruction form(s) will be mailed to members (“Members”) of the Funds beginning on or about January 4, 2022.
Proposals/Members Entitled to Vote
The Meeting is being called to ask Members to consider and vote on the following proposals (collectively, the “Proposals,” with each referred to as a “Proposal”), which are described more fully below:
Proposals	Members Entitled to Vote
1. To elect Sharon J. Weinberg as a Director of each Fund (the “Director Election Proposal”).	All Members of each Fund, voting separately
2. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All Members of each Fund, voting separately
The Board believes that approval of each Proposal is in the best interests of each Fund and its respective Members, and has unanimously approved, and recommends that you vote FOR, the Director Election Proposal and FOR the New Investment Advisory Agreement Proposal.
Members of record of the Funds as of the close of business on December 28, 2021 (the “Record Date”) are entitled to attend and to vote at the Meeting. Appendix A sets forth the number of units of beneficial interest (“units”) issued and outstanding for each class of the Feeder Fund as of the Record Date and the number of votes to which each class is entitled at the Meeting, and the voting interest of each Member of the Master Fund, as of the Record Date.
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Members, employees, and community, the Meeting will be conducted exclusively on the Internet by virtual means. Instructions on how to vote whether you expect to attend the Meeting or not are provided under the “VOTING PROCEDURES-How do I vote?” section of this Joint Proxy Statement.

1

TO ASSURE THE PRESENCE OF A QUORUM FOR EACH FUND, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S).
The Funds are not sponsored, endorsed, sold or promoted by The Carlyle Group or any of its affiliates (collectively, “Carlyle”). Carlyle makes no representation regarding, and expressly disclaims any liability or responsibility to any recipient of this Joint Proxy Statement for, such information or any other information set forth herein.

2

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
Below is a brief overview of the matters to be voted on at the Meeting. Your vote is important, no matter the size of your investment. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposals, and keep it for future reference.
OVERVIEW
Why am I being asked to elect a new Director?
Ms. Weinberg currently serves as a Director of each Fund, but has not previously been elected by Members. Information about Ms. Weinberg, including her age, principal occupations during the past five years, and other information, such as her experience, qualifications, attributes, or skills, is set forth in this Joint Proxy Statement.
What is the Transaction?
On October 21, 2021, Central Park Group, LLC (“Central Park Group”), the parent company of Central Park Advisers, LLC (the “Adviser” and, together with Central Park Group, “CPG”), and Macquarie Management Holdings, Inc. (“Macquarie”), announced that they had entered into an agreement whereby Macquarie will acquire Central Park Group (the “Transaction”). Subject to the satisfaction or appropriate waiver of the conditions to the closing, the Transaction is expected to close in the first quarter of 2022 (the “Closing”). If the Transaction is consummated, Central Park Group would become a wholly-owned subsidiary of Macquarie, which is an indirect wholly-owned subsidiary of Macquarie Group Limited (“Macquarie Group”), a publicly-listed (ASX: MQG) global financial services group organized under the laws of Australia. One condition to the Closing is that advisory clients of the Adviser representing a specified percentage of CPG’s revenue consent to the continuation of their advisory relationships with the Adviser once the Adviser becomes an indirect wholly-owned subsidiary of Macquarie. If the Adviser does not receive the requisite consents, and the condition is not waived, or if the Transaction is not consummated for any other reason, the Transaction will not be consummated and the New Investment Advisory Agreement Proposal will not be implemented.
Your Fund investment will not change as a result of the Transaction. With respect to the Feeder Fund, you will still own the same Fund units and the underlying value of those units will not change as a result of the Transaction. With respect to the Master Fund, you will still own the same percentage of the Fund and the value of your capital account will not change as a result of the Transaction. Your Fund’s portfolio managers will continue to manage your Fund according to the same objectives and policies as before, except that at Closing they will be employees of a subsidiary of Macquarie.
Following the Transaction, CPG will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Macquarie, together with its affiliates, is a top 50 global asset manager1, top 25 U.S. actively-managed, long-term mutual fund manager2 and the largest manager of infrastructure and real assets globally.3 Macquarie Group’s global asset management division, Macquarie Asset Management, provides clients with access to a diverse range of capabilities and products across infrastructure, real estate, private credit, fixed-income, equities, multi-asset and liquid alternatives. As of September 30, 2021, Macquarie Asset Management had approximately $531.6 billion of assets under management. The CPG team will help further Macquarie’s mission of delivering qualified purchasers and accredited investors an expansive suite of differentiated, institutional quality alternative investments backed by a foundation of client and advisor education. CPG believes that the combination of Macquarie and CPG

Pension and Investments Largest Money Managers, May 2021.

Based on data from Strategic Insight and Morningstar, inclusive of all open-end mutual funds, excluding direct to consumer share classes as defined by the Investment Company Institute (fund shares sold predominantly by the fund company without intermediaries), variable insurance products, closed-end funds, fund of funds, exchange traded funds and money market funds.

3
IPE Real Assets Top 75 Infrastructure Investment Managers 2021.

will position CPG under its new ownership to address the needs of individual investors and advisors by providing increased access to alternative investments along with an enhanced client experience.
Why am I being asked to vote?
Upon the Closing of the Transaction, each Fund’s investment advisory agreement will automatically terminate by operation of applicable law and in accordance with its terms. Accordingly, you are being asked to vote in favor of a proposal to approve a new investment advisory agreement for your Fund with the Adviser (a “New Investment Advisory Agreement”) to replace the agreement that will terminate.
A discussion of the proposed New Investment Advisory Agreements is contained in Proposal 2 of the Joint Proxy Statement, and a form of the proposed New Investment Advisory Agreements is attached hereto as Appendix B.
In addition, you are being asked to elect Sharon J. Weinberg as a Director of your Fund. Ms. Weinberg currently serves as a Director of each Fund, but has not previously been elected by Members.
Approval of the New Investment Advisory Agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and allow the Funds’ operations to continue uninterrupted after the sale.
To express our appreciation for your and other Members’ participation, Central Park Group will make a charitable donation to Ronald McDonald House New York in the amount of $1 per Member that votes. Ronald McDonald House New York provides temporary housing and support services for families battling pediatric cancer and other serious illnesses as they travel to New York City for potentially lifesaving treatment. This charitable donation will be made regardless as to (i) how you vote on the Proposals, and (ii) whether the Proposals are approved or the Transaction is consummated. Donations will be made by Central Park Group out of its own assets, and no benefit, tax or otherwise, will accrue to the Funds or Members as a result of the donations made by Central Park Group. Owners of Central Park Group may be able to claim a deduction from their gross income due to the donation. None of Central Park Group, the Adviser or any affiliated person of Central Park Group and Adviser has any material relationship with Ronald McDonald House New York.
Will the proposed New Investment Advisory Agreements result in any changes in the portfolio management, investment objective, or investment strategy of my Fund?
No. The proposed New Investment Advisory Agreements will not result in any changes to a Fund’s investment objective, strategy, risks or restrictions. Further, the portfolio managers for each Fund will continue in their current roles upon the Closing.
Is my Fund paying for the Transaction or this proxy solicitation?
No. No Fund will bear any portion of the costs associated with the Transaction. All costs associated with this Joint Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Joint Proxy Statement, will be borne by Macquarie.
Will the Transaction be completed if the Proposals are not approved?
Provided all other conditions of the Transaction are met or waived as described herein, the Closing may take place even if Members of a Fund do not approve the New Investment Advisory Agreement Proposal. If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of the New Investment Advisory Agreement Proposal. In addition, the Board of each Fund has approved interim investment advisory agreements to permit continuity of management while solicitation continues. The terms of the interim investment advisory agreements are identical in all material respects to those of the current agreements except for term and escrow provisions required by applicable law. In addition, the Transaction may take place if Members of a Fund do not approve the Director Election Proposal.

Will the Proposals be implemented if the Transaction is not consummated?
If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if the New Investment Advisory Agreement Proposal is approved by Members. Accordingly, the New Investment Advisory Agreements would not take effect for either Fund.
If approved by Members, the Director Election Proposal will be implemented immediately and regardless of whether the Transaction is consummated.
Will the Proposals be implemented before the Closing of the Transaction?
If approved by Members, the New Investment Advisory Agreements will become effective as of the Closing of the Transaction.
If approved by Members, the Director Election Proposal will be implemented immediately.
How does the Board recommend that Members of each Fund vote on the Proposals?
The Board unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal and FOR the Director Election Proposal.
Will one Proposal pass if the other Proposal is not approved?
Yes. None of the Proposals are contingent on the other Proposal being approved. Each Fund will each vote separately on the Proposals applicable to such Fund. This means that approval of the New Investment Advisory Agreement Proposal or Director Election Proposal by Members of one Fund is not contingent upon approval of the same Proposal by Members of the other Fund. For example, if one Fund approves the New Investment Advisory Agreement Proposal and the other Fund does not, the Fund whose Members approved the New Investment Advisory Agreement Proposal will be able to effectuate the New Investment Advisory Agreement at Closing. However, in practice, given that the Feeder Fund owns 99.80% of the Master Fund and the Feeder Fund is passing through to the Feeder Fund’s own Members voting rights with respect to the interest in the Master Fund it holds and voting its Master Fund interest in accordance with the voting instructions of the Feeder Fund’s Members, it is unlikely there will be a different result for the two Funds. In the event the results differ between the two Funds, the Board would consider what additional actions to take, which could include continuing to solicit approval of the Proposals.
Will my Fund’s contractual management fee rates increase?
No. Your Fund’s contractual management fee rates will not change as a result of the New Investment Advisory Agreements.
How do the proposed New Investment Advisory Agreements differ from the current investment advisory agreements?
The New Investment Advisory Agreements will be identical in all material respects to the current agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Funds (including, without limitation, the review and updating of the registration statement, review of investor reports, preparing materials relating to Board and investor meetings, the negotiation of service provider agreements and other contracts for the Funds and the preparation and review of various regulatory filings for the Funds) and producing Fund regulatory materials (including, without limitation, the production and formatting of investor reports and offering documents for the Funds). The current investment advisory agreement does not specifically provide for the allocation of certain internal expenses. None of these expenses will be allocated to the Funds for a period of at least two years following the Closing. Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds. There is no guarantee, however, that this expectation will prove to be true.

What will happen if Members of my Fund do not approve the relevant New Investment Advisory Agreement before consummation of the Transaction?
The Adviser will manage your Fund under an interim investment advisory agreement, but must place its compensation for advisory services during this interim period in escrow, pending Member approval of the New Investment Advisory Agreement. The interim advisory agreements are identical in all material respects to the current advisory agreements, except for term and escrow provisions required by applicable regulations.
VOTING PROCEDURES
Why did you send me this booklet?
You are receiving this booklet because you were a Member of a Fund as of the close of business on December 28, 2021 (the “Record Date”). This booklet includes the Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the matters listed above. The words “you” and “Member” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights with respect to a Fund.
Who is asking for my vote?
The Board has sent a Joint Proxy Statement to you and all other Members of record as of the Record Date. The Board is soliciting your vote for the Proposals discussed herein.
Who is eligible to vote?
Members holding an investment in either of the Funds as of the close of business on the Record Date are eligible to vote (and, in the case of Members of the Feeder Fund, to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund will vote its interest in the Master Fund). Members of the Feeder Fund will be entitled to one vote for each dollar of net asset value held (and a proportionate fractional vote for each fractional dollar amount). Members of the Master Fund shall be entitled to cast a number of votes equivalent to such Member’s “Voting Interest” (as defined in the Master Fund’s Limited Liability Company Agreement (“LLC Agreement”)) as of the Record Date. “Voting Interest” means the number of votes equivalent to such Member’s “Fund Percentage” (as defined in the Master Fund’s LLC Agreement) as of the Record Date, which is determined by dividing the balance of the Member’s capital account as of the Record Date by the sum of the capital accounts of all of the Members as of the Record Date.
How do I vote?
Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our Members, employees, and community, the Meeting will be conducted exclusively on the Internet by virtual means. Any Member wishing to participate in the Meeting virtually can do so. You will be able to participate in the Meeting, provide voting instructions and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/CPG2022 and entering the control number on your enclosed proxy card(s)/voting instruction form(s). If you experience difficulties logging on to the virtual Meeting, please call Broadridge Financial Solutions, Inc.’s (“Broadridge”) technical assistance hotline at 1-844-986-0822 (inside the U.S.) or 1-303-562-9302 (outside the U.S.), which will open approximately half an hour before the Meeting.
If you do not expect to be present at the Meeting virtually and wish to vote, please complete your proxy in accordance with the instructions included on the enclosed proxy card(s)/voting instruction form(s). It is important that your vote be received no later than 11:59 p.m. Eastern Time on February 17, 2022. If your proxy/voting instruction form is properly returned, votes represented by it will be voted at the Meeting in accordance with your instructions for the Proposals. If your proxy/voting instruction form is properly executed and returned and no choice is specified on the proxy card(s)/voting instruction form(s) with respect to the Proposals, the proxy will be voted FOR the approval of the Proposals and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Members who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Funds’ proxy solicitor, Broadridge, or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to CPG Funds, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Merely attending the Meeting virtually will not revoke a validly given proxy received before the Meeting.
How can I obtain more information about the Funds?
You may speak to a representative of the Funds’ proxy solicitor, Broadridge, who can assist you with any questions, by calling 1-800-574-6506. Copies of each Fund’s Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, previously have been mailed or made available to Members. This Joint Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of the Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report, without charge, by writing to the respective Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110, or by calling (collect) 212-317-9200. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC’s website at www.sec.gov.

PROPOSAL 1
TO ELECT SHARON J. WEINBERG TO THE BOARD OF EACH FUND
(“DIRECTOR ELECTION PROPOSAL”)
Introduction
At the Meeting, Members of each Fund will be asked to elect Sharon J. Weinberg (the “Director Nominee”) to serve as a Director on the Board of the Fund. Ms. Weinberg currently serves as a Director of each Fund, but has not previously been elected by Members. The Board currently consists of four other Directors in addition to Ms. Weinberg, each of whom has been elected by Members: Mitchell A. Tanzman, Joan Shapiro Green, Kristen M. Leopold and Janet L. Schinderman (the “Continuing Directors”).
If the Director Nominee is approved, the Board of each Fund would continue to consist of five Directors. Except for Mr. Tanzman, each Director is not an “interested person” of the Funds (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). Mr. Tanzman is an “interested person” of the Funds by virtue of his positions with Central Park Group and the Adviser (the “Interested Director”).
At a meeting held on November 19, 2021, the Board, at the recommendation of the Board’s Director Nominating Committees (the “Nominating Committee”), nominated Ms. Weinberg for election to the Board of each Fund. Ms. Weinberg was recommended by the current Independent Directors.
If elected by Members, Ms. Weinberg’s election will be effective immediately.
Information about the Director Nominee, Continuing Directors and Officers
The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the Director Nominee set forth below. The Director Nominee has indicated that she will serve on the Board, and the Board has no reason to believe that the Director Nominee will become unavailable to continue to serve as Director. If the Director Nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other Director Nominee nominated by the current Independent Directors. Under each Fund’s LLC Agreement, a Director may serve as a Director until he or she dies, is adjudicated incompetent, voluntarily withdraws as a Director, is removed, is certified by a physician to be mentally or physically unable to perform his or her duties under the Fund’s LLC Agreement or has a receiver appointed to administer his or her property or affairs. All Members of each Fund will vote for the Director Nominee.
The Director Nominee, Continuing Directors and Fund officers, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Directors and other directorships, if any, held by the Directors are shown below.

NAME, AGE, ADDRESS AND POSITIONS HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX(1) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS
Independent Director Nominee
Sharon J. Weinberg (62) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term – Indefinite Length – Since 2016	Owner, the Chatham Bookstore (March 2021 – present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018 – present); Managing Director, New York Ventures, Empire State Development (2016 – 2018); Managing Director, JPMorgan Asset Management (2000 – 2015); Vice President, JPMorgan Investment Management (1996 – 2000); Associate, Willkie Farr & Gallagher LLP (1984 – 1996)	9	None
Independent Continuing Directors
Joan Shapiro Green (76) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Chair	Term – Indefinite Length – Since Inception	Board Director (2014 – present); Executive Director of National Council of Jewish Women New York (2007 – 2014); Executive Director of New York Society of Securities Analysts (2004 – 2006)	9	None
Kristen M. Leopold (54) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term – Indefinite Length – Since Inception	Independent Consultant to Hedge Funds (2007 – present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997 – 2006)	9	Blackstone Alternative Investment Funds (1 portfolio) (March 2013 – present); Blackstone Alternative Alpha Fund (2012 – August 2021); Blackstone Alternative Alpha Fund II (2013 – August 2021); Blackstone Alternative Alpha Master Fund (2012 – August 2021)

NAME, AGE, ADDRESS AND POSITIONS HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX(1) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING PAST 5 YEARS
Janet L. Schinderman (70) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director	Term – Indefinite Length – Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990 – 2006)	9	Advantage Advisers Xanthus Fund, L.L.C.
Interested Continuing Director(2)
Mitchell A. Tanzman (62) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Director and Principal Executive Officer	Term – Indefinite Length – Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998 – 2005); Operating Committee Member of UBS Financial Services, Inc. (2004 – 2005)	9	None
Officers Who are Not Directors
Michael Mascis (53) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Principal Accounting Officer	Term – Indefinite Length – Since Inception	Chief Financial Officer of Central Park Group since 2006	N/A	N/A
Seth L. Pearlstein (55) Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Chief Compliance Officer	Term – Indefinite Length – Since 2016	Chief Compliance Officer of Central Park Group since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008 – 2014); previously, Associate General Counsel (2002 – 2007)	N/A	N/A
Gregory Brousseau (66) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Vice President	Term – Indefinite Length – Since 2018	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006	N/A	N/A
Ruth Goodstein (61) c/o Central Park Group, LLC 500 Fifth Avenue, 31st Floor New York, NY 10110 Vice President	Term – Indefinite Length – Since 2018	Chief Operating Officer of Central Park Group since 2006	N/A	N/A

(1)
The “Fund Complex” currently consists of the Funds, CPG Cooper Square International Equity, LLC,

CPG Focused Access Fund, LLC, CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC and CPG Vintage Access Fund V, LLC.
(2)
Mr. Tanzman is an Interested Director by virtue of his positions with Central Park Group and the Adviser.

Director Qualifications
The Nominating Committee is responsible for selecting and nominating persons for election as Directors of the Funds. The Nominating Committee reviews, among other things, such persons’ business and professional experience, education, skills, judgment, and such other factors as such Committee may consider relevant.
Additional information about the Director Nominee and each Continuing Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Members. Among the attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member (including the boards of other funds in the Fund Complex); and other life experiences. The charter for the Nominating Committee contains certain other factors considered by the Nominating Committee in identifying and evaluating potential nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own independent legal counsel, who participates in the Board’s meetings and interacts with the Adviser, and also may benefit from information provided by counsel to the Fund; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Independent Director Nominee
Sharon J. Weinberg — Ms. Weinberg is the owner of the Chatham Bookstore and Co-Founder of Blue Leaf Ventures, an investing and consulting firm. She has over 25 years of experience in the asset management business. She began her career at Willkie Farr & Gallagher LLP, where she was an Associate from 1984 to 1996. From 1996 to 2000, she was a Vice President of JPMorgan Investment Management (“JPMIM”), where she served in various capacities, including as counsel to certain mutual funds advised by JPMIM. From 2000 to 2015, Ms. Weinberg served as a Managing Director of JPMorgan Asset Management, where she was responsible for, among other things, the overall investment business of the JPMorgan Private Bank Law Firms Group. From 2016 to 2018, Ms. Weinberg was a Managing Director at New York Ventures, Empire State Development. Ms. Weinberg received her B.A. from The Johns Hopkins University and her J.D. from Columbia Law School.
Independent Continuing Directors
Joan Shapiro Green — Ms. Green served as President of BT Brokerage, a NYSE member firm, from 1992 to 2001. During that period she also served two terms on the New York Stock Exchange Specialty Firms Committee and one term on the NASD District 10 Business Conduct Committee. From 2000 to 2002, Ms. Green served as Chairman of the Securities Industry Association Institutional Brokerage Committee. She graduated from Mount Holyoke College with an AB degree in mathematics. She has served on the Board of the Financial Women’s Association since 1999 and was President from 2002 to 2003.

Kristen M. Leopold — Ms. Leopold is the founder of KL Associates, LLC, a hedge fund consulting firm specializing in financial and operational management, and the Chief Financial Officer of WFL Real Estate Services, LLC. She graduated from Pace University with a combined MBA/BBA in Accounting in May 1990 and then served as an auditor and manager at Arthur Andersen LLP in their financial services division specializing in brokerage, commodities and asset management until September 1997. In October 1997, she joined Weston Capital Management LLC, an alternative investment firm with over $1 billion in assets under management worldwide, as Chief Financial Officer, and left in December 2006 to pursue her own consulting business.
Janet L. Schinderman — Ms. Schinderman has 30 years of experience in board development and strategic management of non-profit institutions, particularly in higher education, primary and secondary education, health care, the arts and community initiatives. At JLS Enterprises, a consultancy she founded in 2006, Ms. Schinderman serves a range of clients, including the Archdiocese of New York, Bronx Children’s Museum, The New School, Rice University, Temple Emanu-El, NYU Langone Medical Center Cancer Institute, SUNY Maritime College and Touro Hospital of New Orleans. As associate dean of Columbia Business School from 1990 to 2006, Ms. Schinderman staffed the 80-member global Board of Overseers, supervised marketing and communications and developed and operated the Chazen Institute of International Business. Before that, she held executive positions at the Illinois Institute of Technology and Tulane University’s A.B. Freeman School of Business, which she joined after serving for six years as founding and executive director of Louisiana’s first shelter for battered women and children, operated under the auspices of the Archdiocese of New Orleans. For more than twenty years, Ms. Schinderman has served as a director of registered investment companies, including, in addition to the Central Park Group funds, alternative investment funds managed by an affiliate of Oppenheimer & Co. and its predecessors. She graduated with her B.A. and M.B.A. from Tulane University and speaks French, Italian and Spanish.
Interested Continuing Director
Mitchell A. Tanzman — In addition to serving as a Board member of each fund in the Central Park Group fund complex, Mr. Tanzman is a founding partner of Central Park Group and has over 25 years’ experience in alternative investments, including fund of funds portfolio management. Mr. Tanzman is a member of the Board of Trustees of Emory University and Chair of the Emory Development Committee. He was previously Chair of the Investment Committee. He also is a contributing author of “Hedge Funds,” edited by Lederman and Klein. Prior to forming Central Park Group in 2006, he served as Co-Head of UBS Financial Services Alternative Investment Group and was a member of that firm’s Operating Committee. Before joining UBS, Mr. Tanzman worked in Oppenheimer & Co.’s asset management group, and ultimately co-managed the company’s alternative investment department and was a member of the company’s Management Committee. Mr. Tanzman began his career at Stroock & Stroock & Lavan LLP as an attorney specializing in investment companies and advisory services. Mr. Tanzman received his B.A. from Emory University and his J.D. from the University of Chicago Law School.
Board Structure and Related Matters
Subject to the requirements of the 1940 Act, the business and affairs of the Funds are managed under the direction of the Board. The Board has the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreements. Each Director (whether or not such Director is an Independent Director) is vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.
The Directors serve on the Board for terms of indefinite duration, subject to a mandatory retirement age of 75 years old, with exceptions to be made on a case by case basis. A Director’s position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of a Director and must do so within 60 days (subject to certain exceptions) after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of Members within 60 days for the purpose of either electing new Directors or dissolving the Fund. The Funds are not required to hold annual meetings of Members for the election or re-election of Directors or for any other purpose, and do not intend to do so.
The 1940 Act requires that at least 40% of the Fund’s Board members be Independent Directors. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Board members must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, four of the Fund’s five Directors are Independent Directors. Additionally, the Board has constituted an Audit Committee, the Nominating Committee and a Contracts Review Committee. The members of the respective committees have designated Kristen M. Leopold to chair the Audit Committee, Janet L. Schinderman to chair the Nominating Committee and Sharon J. Weinberg to chair the Contracts Review Committee. The Board composition will remain the same if the Director Election Proposal is approved. The Board has determined that its leadership structure, in which the Chair of the Board is not affiliated with the Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Adviser provides to the Fund and potential conflicts of interest that could arise from this relationship; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; (iii) the Board’s oversight role in management of the Fund; and (iv) the Board’s size and the cooperative working relationship among the Independent Directors and among all Directors.
During the fiscal year ended March 31, 2021, the Board of the Master Fund met six times and the Board of the Feeder Fund met five times. The Board of each Fund has three committees, the Audit Committee, the Nominating Committee and the Contracts Review Committee. During the fiscal year ended March 31, 2021, no Director attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Director served. Although Directors are not required to attend Member meetings, Directors are available to participate at the request of Members.
Committees of the Board
The Board has established the following standing committees: the Audit Committee, the Nominating Committee and the Contracts Review Committee. The respective duties and current memberships of the standing committees are set forth below.
Audit Committee.   The current members of the Audit Committee are Kristen M. Leopold, Joan Shapiro Green, Janet L. Schinderman and Sharon J. Weinberg, constituting all of the Independent Directors. Each Independent Director is also “independent” under the independence standards of the New York Stock Exchange, Inc. for members of the audit committee. Ms. Leopold currently serves as the Chair of the Audit Committee. The function of the Fund’s Audit Committee, pursuant to its adopted written charter, which is attached as Appendix C-1 is: (i) to oversee the Fund’s accounting and financial reporting processes, the audits of the Fund’s financial statements and the Fund’s internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund’s financial statements, and the Fund’s compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund’s independent registered public accounting firm and review the independent registered public accounting firm’s qualifications, independence and performance. At a meeting held on May 25, 2021, the Audit Committee reviewed each Fund’s audited financial statements for the fiscal year ended March 31, 2021 with management and discussed with Ernst & Young LLP (“EY”), each Fund’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The

Audit Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and discussed with EY its independence. Based on such review and discussions, each Fund’s Audit Committee recommended to the relevant Fund’s Board that the audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2021 for filing with the SEC. During the fiscal year ended March 31, 2021, the Audit Committee of each Fund met four times.
Nominating Committee.   The current members of the Nominating Committee are Kristen M. Leopold, Joan Shapiro Green, Janet L. Schinderman and Sharon J. Weinberg, constituting all of the Independent Directors. Ms. Schinderman currently serves as the Chair of the Nominating Committee. The function of the Nominating Committee, pursuant to its adopted written charter, which is attached as Appendix C-2, is to select and nominate persons for election as Directors of the Fund. The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by Fund management and by Members who have sent to Davis Polk & Wardwell LLP, legal counsel for the Independent Directors, at 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee. Although the Board has not adopted a formal diversity policy, each Board member believes that collectively the Directors should have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Members. The Nominating Committee meets as is necessary or appropriate. During the fiscal year ended March 31, 2021, the Nominating Committee of each Fund did not meet.
Contracts Review Committee.   The current members of the Contracts Review Committee are Kristen M. Leopold, Joan Shapiro Green, Janet L. Schinderman and Sharon J. Weinberg, constituting all of the Independent Directors. Ms. Weinberg currently serves as the Chair of the Contracts Review Committee. The function of the Fund’s Contracts Review Committee, pursuant to its adopted written charter, is to: assist the Board in fulfilling its responsibilities under Section 15 of the 1940 Act, as respects the Fund’s advisory agreement; review other material contracts entered into by the Fund in connection with the operation of the Fund (such contracts, collectively with the advisory agreement (“Material Contracts”)); and make recommendations to the Board regarding the approval and continuance of Material Contracts. During the fiscal year ended March 31, 2021, the Contracts Review Committee of each Fund did not meet.
Board’s Oversight Role in Management
The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s senior managerial and financial officers, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee, which consists of all of the Fund’s Directors who are Independent Directors, meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the Fund. Similarly, the Board has established a Contracts Review Committee and a Nominating Committee, as described above. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.
Beneficial Ownership of Equity Securities in the Funds and Fund Complex By Continuing Directors And Director Nominee
Set forth in Appendix D is information regarding equity securities of each Fund beneficially owned by each Director Nominee and Continuing Director as of December 1, 2021, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, as well as the aggregate dollar range of equity securities beneficially owned by each Director Nominee and Continuing Director of funds within the Fund Complex.
As of December 1, 2021, no Independent Continuing Director or Independent Director Nominee owned securities beneficially or of record in the Adviser, the Funds’ placement agent or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Funds’ placement agent.
Compensation
Information relating to compensation paid by the Fund to the Director Nominee, Continuing Directors and officers of the Funds for each Fund’s most recent fiscal year is set forth in Appendix E.
Required Vote
Members of each Fund will vote on a Fund-by-Fund basis to elect the Director Nominee to that Fund’s Board. The Director Nominee must receive a plurality of the votes cast at the Meeting to be elected as a Director. This means that the candidate who receives the largest number of votes will be elected as Director. In the election of directors, votes may be cast in favor of a candidate or withheld. If elected, the Director Nominee will be elected effective immediately.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT MEMBERS OF EACH FUND VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE.

PROPOSAL 2
TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND
(“NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL”)
Introduction
On October 21, 2021, Central Park Group, the parent company of the Adviser, and Macquarie announced the Transaction. Subject to the satisfaction or appropriate waiver of the conditions to the Closing, the Closing of the Transaction is expected to occur in the first quarter of 2022. If the Transaction is consummated, Central Park Group would become a wholly-owned subsidiary of Macquarie, which is an indirect wholly-owned subsidiary of Macquarie Group. One condition to the Closing is that advisory clients of the Adviser representing a specified percentage of CPG’s revenue consent to the continuation of their advisory relationships with the Adviser once the Adviser becomes an indirect wholly-owned subsidiary of Macquarie. If the Adviser does not receive the requisite consents, and the condition is not waived, or if the Transaction is not consummated for any other reason, the Transaction will not be consummated and the Proposals will not be implemented.
Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement on behalf of a registered investment company will terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is anticipated to occur in the first quarter of 2022, whereby Central Park Group will be acquired by Macquarie, will constitute a Change of Control Event for the Adviser, resulting in the automatic termination of the current investment advisory agreements between each Fund and the Adviser (the “Current Investment Advisory Agreements”). Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities [as that term is defined by the 1940 Act] of such registered company.” Accordingly, to ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreements, the Board, including each Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”), unanimously approved the proposed New Investment Advisory Agreement for each Fund, to become effective upon the Closing, subject to Member approval.
In order for the Adviser to continue to serve as the investment adviser to the Funds after the Closing, the proposed New Investment Advisory Agreement must be approved by each Fund’s Members.
If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by Members, and the Adviser will continue to serve as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements.
Interim Agreements
In the event Members of one Fund do not approve the New Investment Advisory Agreement by the Closing, the Adviser will serve as investment adviser of those Funds pursuant to interim investment advisory agreements approved by the Board, including the Independent Directors. Each interim advisory agreement has terms that are identical in all material respects to the terms of the relevant Current Investment Advisory Agreement, except for certain terms required by Rule 15a-4 under the 1940 Act:
•
Term.   The interim advisory agreement’s term expires no later than 150 days following the date on which the Current Investment Advisory Agreement terminates (or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive position of the staff of the SEC (the “Interim Period”));

•
Escrow.   The compensation to be paid to the Adviser for its services during the Interim Period must be placed in an interest-bearing escrow account with the Fund’s custodian or a bank. If a majority of the Fund’s outstanding voting securities approve the relevant New Investment Advisory Agreement by the end of the Interim Period, the amount in the escrow account (including interest earned) will be paid to the Adviser. If a majority of the Fund’s outstanding voting securities do not approve the New

Investment Advisory Agreement, the Adviser will be paid, out of the escrow account, the lesser of (1) any costs incurred in performing the interim advisory agreement (plus interest earned on that amount while in escrow) or (2) the total amount in the escrow account (plus interest earned).
•
Termination.   The Fund or a majority of the Fund’s outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the Adviser.

Interests of Certain Directors and Officers in the Transaction
Central Park Group and the Funds are unaware of any Fund Director having any material interest, direct or indirect, in any material transactions since the beginning of the most recently completed fiscal year of any Fund, or in any material proposed transactions, to which the Adviser, any affiliated person of the Adviser who controls the Adviser directly or indirectly through one or more intermediaries (including Macquarie Group) (“Parents”), any affiliated person of the Adviser who is controlled by the Adviser directly or indirectly through one or more intermediaries of the Adviser (“Subsidiaries”) (other than another Fund) or any Subsidiary of the Parent was or is to be a party, except that Mr. Tanzman, who serves as a Director who is an “interested person” of the Funds and Principal Executive Officer of the Funds, may be considered to have a material and substantial interest in the Transaction and approval of the New Investment Advisory Agreements through direct and indirect ownership interests, totaling approximately 20.7%, of Central Park Group and his employment arrangement with Macquarie Group following the Transaction. If the Transaction closes, Mr. Tanzman will receive substantial payments in exchange for his interest in Central Park Group.
In addition, Central Park Group and the Funds are unaware of any person who has been a Fund Director or executive officer of a Fund at any time since the beginning of such Fund’s last fiscal year having any substantial interest, direct or indirect, by security holdings or otherwise, in either Proposal, except for (1) Mr. Tanzman’s interest described above, and (2) Michael Mascis, who is an executive officer of the Funds, and one of his immediate family members, may be considered to have a substantial interest in the Transaction and approval of the New Investment Advisory Agreements through ownership interests in Central Park Group and Mr. Mascis’s employment arrangement with Macquarie Group following the Transaction.
Section 15(f) of the 1940 Act
Macquarie and Central Park Group have made certain covenants in connection with the Transaction regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.
The first condition requires that no “unfair burden” be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated by the Transaction. The second condition requires that, during the three-year period immediately following the Closing of the Transaction, at least 75% of an investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board of Directors of each Fund satisfies such 75% requirement (and will continue to satisfy such requirement if the Director Election Proposal is approved). Central Park Group and Macquarie have agreed to use their commercially reasonable efforts not to cause a Fund to take any action that would cause the Fund to not comply with the conditions of Section 15(f). The Funds will make reasonable efforts to comply with the conditions of Section 15(f).

Information About the Adviser
The Adviser, a Delaware limited liability company, serves as the investment adviser to the Funds. The Adviser is wholly-owned by Central Park Group. The Adviser has been a registered investment adviser with the SEC since 2007. Central Park Group offers a broad range of investments including private equity funds, hedge funds, real estate funds and funds-of-funds. As of September 30, 2021, the Adviser had approximately $3.4 billion in total assets under management. The principal office of the Adviser and Central Park Group is located at 500 Fifth Avenue, 31st Floor, New York, New York 10110. Appendix F provides the name, address and principal occupation of each principal executive officer and each manager of the Adviser, and Appendix G provides the names of each individual who is an officer or Director of the Funds and who is also an officer, employee, manager, general partner or shareholder of the Adviser. No officer or Director of a Fund who is not a manager or general partner of the Adviser owns securities or has any other material direct or indirect interest in the Adviser or any other person controlling, controlled by or under common control with the Adviser.
The Adviser does not advise any other registered funds that have investment objectives similar to those of the Funds.
If the Transaction closes, the Adviser will become a wholly-owned subsidiary of Macquarie, which is ultimately owned by Macquarie Group. The employees of the Adviser who provide operational support to the Funds and the investment professionals at the Adviser who currently manage each Fund will remain at the Closing of the Transaction, except they will become employees of a subsidiary of Macquarie instead of Central Park Group. Additional information regarding the post-Closing ownership structure of the Adviser is included in Appendix F.
Information About the Current Investment Advisory Agreements
The date of each Current Investment Advisory Agreement, the date on which it was last approved by the Board (the meeting held on such date, the relevant Fund’s “Last 15(c) Meeting”), the date on which it was last approved by each respective Fund’s Members and the reason for the most recent submission to Members are provided in Appendix H.
Appendix I describes for each Fund the aggregate amount of the Adviser’s advisory fees during the Fund’s last fiscal year. There were no other material payments to the Adviser or its affiliates by a Fund during its last fiscal year.
Comparison of the Proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements
If the Transaction closes, it is proposed that the Adviser continue to provide investment management services to the Funds pursuant to the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements with the Adviser for the Funds are identical in all material respects to the Funds’ Current Investment Advisory Agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials, as described below. None of these expenses will be allocated to the Funds for a period of at least two years following the Closing. Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds. There is no guarantee, however, that this expectation will prove to be true. The proposed New Investment Advisory Agreements do not change any Fund’s contractual advisory fee rate. The terms of the proposed New Investment Advisory Agreements are summarized below, and any material differences between the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements are described below. Please also review the complete text of the New Investment Advisory Agreements, a form of which is attached as Appendix B. The form of the New Investment Advisory Agreements attached as Appendix B is marked to show the changes against the Current Investment Advisory Agreements.
Fees.   There would be no change in the investment advisory fees payable by the Funds to the Adviser under the proposed New Investment Advisory Agreements. Appendix J discloses the rate of compensation of the Adviser under the Current Investment Advisory Agreements and the proposed New Investment Advisory Agreements. The investment advisory fee is paid at the Master Fund level; no advisory fee is paid by the Feeder Fund.
Investment Advisory Services.   There would be no change in the investment advisory services provided to the Funds by the Adviser under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements require the Adviser to manage the assets and liabilities of the Fund and to manage the day-to-day business and affairs of the Fund, subject to the supervision of the Board.
Payment of Expenses.   The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements provide that each Fund will bear all expenses incurred in the business of the Fund, except those specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund and provide specific examples (but not an exhaustive list) of such expenses. There would be no change in the provisions addressing allocation of expenses under the proposed New Investment Advisory Agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Funds (including, without limitation, the review and updating of the registration statement, review of investor reports, preparing materials relating to Board and investor meetings, the negotiation of service provider agreements and other contracts for the Funds and the preparation and review of various regulatory filings for the Funds) and producing Fund regulatory materials (including, without limitation, the production and formatting of investor reports and offering documents for the Funds). The current Investment Advisory Agreements do not specifically provide for the allocation of certain internal expenses, although they do include legal expenses and the expense of producing regulatory materials as expenses to be borne by the Funds.
The Adviser currently does not have an internal legal department and therefore, the Funds use outside legal counsel to regularly perform their legal services. The Adviser also does not have an internal regulatory document production team. The Funds use outside service providers such as financial printers to perform these services.
Representatives of Macquarie have advised that Macquarie has an experienced and highly-qualified legal department that provides reoccurring legal services for other funds managed by Macquarie. After the Closing, those individuals are expected to provide certain services to the Funds that currently are provided by outside counsel, which currently include, but are not limited to: updating and filing the Funds’ offering materials; producing agendas and certain other materials for board meetings; preparing and filing quarterly tender offer materials; review of shareholder reports; the negotiation of service agreements and other contracts with the Funds; and the preparation and review of various SEC filings. Representatives from Macquarie have also advised that Macquarie has an experienced regulatory document production team that handles the production of regulatory materials, including the production and formatting of shareholder reports and offering documents. After the Closing, the production team is expected to provide certain services to the Funds that currently are provided by third-party service providers such as financial printers.
The proposed change to the Current Investment Advisory Agreements is intended to make clear that these non-advisory services can be performed by personnel of the Adviser or its affiliates as well as by external law firms and service providers. The services described above are not new services, and Macquarie has advised that the arrangement will not result in duplicative or incremental expenses. Macquarie has further advised that this arrangement will reduce the Funds’ reliance on external law firms and third-party service providers (such as financial printers) and enable the Funds to receive these services from internal providers in a more cost-efficient manner, as do other registered investment companies managed by Macquarie affiliates. As noted above, the Current Investment Advisory Agreements contemplate that these expenses will be borne by the Funds, which would continue to be the case under the proposed New Investment Advisory Agreement.
None of these expenses will be allocated to the Funds for a period of at least two years following the Closing, pursuant to an undertaking in the agreement governing the Transaction. As noted above, Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds. There is no guarantee, however, that this expectation will prove to be true. In addition, these expenses will not be imposed without further approval from the Board. Prior to the end of the two-year period, the Board will be presented with additional information related to the operation of the expense allocation provision and the anticipated benefits to the Funds.
Limitation of Liability.   There would be no change in the provisions regarding limitation of liability under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Members in connection with the matters to which the Agreement relates.
Term and Continuance.   If approved by Members of a Fund, the proposed New Investment Advisory Agreements will continue in effect for an initial period of two years from the date of effectiveness, whereas the Current Investment Advisory Agreements have completed their initial two-year terms and now each have one-year terms. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements have identical provisions for renewal, and may be renewed provided that renewal and continuance is specifically approved at least annually in accordance with the 1940 Act, except that, while the Current Investment Advisory Agreements state that Director votes related to approval or renewal must be cast in person at a meeting called for the purpose of voting on such approval, the proposed New Investment Advisory Agreements also permit Director votes related to approval or renewal to be cast at non-in person meetings as permitted by applicable law or regulatory relief. This change relates to an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provides temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
Termination.   There would be no change in the provisions regarding termination under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements provide that the Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.
Assignment.   There would be no change in the provisions regarding assignment under the proposed New Investment Advisory Agreements. As required by the 1940 Act, the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements will automatically terminate in the event of their “assignment” (as defined in the 1940 Act).
Amendments.   There would be no change in the provisions addressing amendments under the proposed New Investment Advisory Agreements. The proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements provide that no provision of the Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
Board Considerations in Approving the Proposed New Investment Advisory Agreements
At a meeting held on November 19, 2021, the Board, including the Independent Directors, considered and unanimously approved the proposed New Investment Advisory Agreement between each Fund and the Adviser, a form of which is attached as Appendix B. The Board also determined to recommend that Members of each Fund approve the proposed New Investment Advisory Agreement. The Independent Directors reviewed the approval of the proposed New Investment Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of the Adviser or Macquarie were present. In voting its approval of the proposed New Investment Advisory Agreements, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
Background for the Board Approvals
In advance of signing the agreement pursuant to which Macquarie would acquire Central Park Group, representatives of the Adviser advised the Board of the impending Transaction and that the Transaction, if consummated, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Directors were also advised that it was proposed that the Adviser, which would become a wholly-owned subsidiary of Macquarie, continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreement with the Adviser and thereafter to submit the proposed New Investment Advisory Agreement to each Fund’s Members for approval. Following this notification, the Independent Directors worked with their independent legal counsel to prepare a formal information request (the “Information Request”) that was submitted to the Adviser and Macquarie. The Information Request sought information relevant to the Board’s consideration of the proposed New Investment Advisory Agreements and other anticipated impacts of the Transaction on the Funds and their Members.
In anticipation of the Transaction, the Contracts Review Committee met on October 1, 2021, October 4, 2021, October 5, 2021 and November 17, 2021, and the Board met on November 8, 2021 and November 19, 2021, for the purposes of considering, among other things, whether it would be in the best interests of each Fund and its respective Members to approve the proposed New Investment Advisory Agreement and the anticipated impacts of the Transaction on each Fund and its respective Members (each, a “Board Meeting”). In advance of the Board Meeting held on November 19, 2021, the Adviser and Macquarie provided documents and information in response to the Information Requests. Senior management representatives of the Adviser and Macquarie participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Directors were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the proposed New Investment Advisory Agreements. The Independent Directors also received and considered background materials, prepared by their independent legal counsel, about Macquarie and its recent asset management acquisitions.
The Board’s evaluation of the proposed New Investment Advisory Agreements reflected the information provided specifically in connection with its review of the proposed New Investment Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal or approval of the Current Investment Advisory Agreements and at other Board meetings. The Board’s evaluation of the proposed New Investment Advisory Agreements also reflected the knowledge gained as Directors of the Funds with respect to services provided by the Adviser.
The Board’s approvals and recommendations were based on the Directors’ determination, within their business judgment, that it would be in the best interests of each Fund and the Fund’s respective Members for the Adviser to continue to provide investment advisory services to the Funds following the Closing.
Factors Considered in Approving the Proposed New Investment Advisory Agreements
In connection with the Board’s consideration of the proposed New Investment Advisory Agreements, the Adviser and Macquarie advised the Board about a variety of matters, including the following:
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The Adviser and Macquarie believe that the nature, extent and quality of the services to be provided to the Funds by the Adviser post-Transaction will be of at least the same level as the services currently provided to the Funds by the Adviser.

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Macquarie’s stated commitment to maintaining and enhancing the Central Park Group Fund Complex Member experience (for example, by generally maintaining existing service providers and procedures).

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Neither the Adviser nor Macquarie is proposing changes to the investment objective, strategy, risks or restrictions of either Fund.

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The proposed New Investment Advisory Agreements do not change either Fund’s contractual advisory fee rate.

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The proposed New Investment Advisory Agreements are identical in all material respects to the Current Investment Advisory Agreements, except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials. None of these expenses will be allocated to the Funds for a period of at least two years following the Closing. Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds. There is no guarantee, however, that this expectation will prove to be true.
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The portfolio managers and portfolio management teams that currently manage the Funds will continue to do so post-Transaction, except that they will be employees of a subsidiary of Macquarie.

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Macquarie’s distribution capabilities, including its significant network of intermediary relationships, which may, but are not guaranteed to, provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

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The support expressed by the current senior management team at the Adviser for the Transaction and Adviser’s recommendation that the Board approve the proposed New Investment Advisory Agreements.

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That Macquarie had represented to the Board in its response to the Information Request that Macquarie and the Adviser had agreed in the Transaction purchase agreement to comply with the conditions of Section 15(f) of the 1940 Act.

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The commitment of Macquarie to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

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That the Closing of the Transaction was subject to a number of conditions, including that advisory clients of the Adviser representing a specified percentage of CPG’s revenue consent to the continuation of their advisory relationships with the Adviser once the Adviser becomes an indirect wholly-owned subsidiary of Macquarie.

•
In addition to the matters noted above, in its deliberations regarding approval of the proposed New Investment Advisory Agreements, the Board considered the factors discussed below, among others.

The Nature, Extent and Quality of Services to be Provided by the Adviser.   The Board received and considered information regarding the nature, extent and quality of services to be provided by the Adviser post-Closing. In evaluating the nature, extent and quality of services to be provided by the Adviser, the Board considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (in the case of the Adviser, both pre- and post-Closing). The Board also considered the capabilities, resources, and personnel of the Adviser, noting that the founding members of Central Park Group had already agreed to join Macquarie pending closing of the Transaction, that Macquarie has offered all personnel of the Adviser to join Macquarie, in order to determine whether the Adviser will continue to be capable of providing the same level of investment management services currently provided to each Fund. The Board also considered the transition and integration plans of Central Park Group and Macquarie, as has been presented to the Board, as well as the risks related to the integration of Central Park Group’s business into the Macquarie organization following completion of the Transaction. The Board considered Macquarie’s experience with integrating other asset managers that it recently acquired. The Board considered the resources and infrastructure that the Adviser and Macquarie intend to devote to integrating the compliance program of the Funds and the Adviser with those of Macquarie to ensure compliance with applicable laws and regulations as well as Macquarie’s commitment to those programs. The Board also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by Macquarie related to its business, legal, and regulatory affairs. This review considered the resources available to the Adviser as a subsidiary of Macquarie to provide the services specified under the proposed New Investment Advisory Agreements. The Board considered Macquarie’s financial condition, and noted that the Adviser, as a subsidiary of Macquarie, believes that it will be able to provide a high level of service to the Funds and continuously invest and re-invest in its business. Finally, the Board considered that, following the Transaction, the Adviser believes there will not be any diminution in the nature, quality and extent of services provided to the Funds and their Members by the Adviser compared to those currently provided.
The Board considered that the same portfolio managers and portfolio management teams that manage each Fund will continue to do so after the Transaction, except that they will be employees of a subsidiary of

Macquarie. The Board determined that it had considered the qualifications of the portfolio managers for each Fund at such Fund’s Last 15(c) Meeting.
The Board considered that the terms and conditions of the proposed New Investment Advisory Agreements are identical in all material respects to the terms and conditions of the Current Investment Advisory Agreements (see “Comparison of the Proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements”, above), except that the New Investment Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund and producing Fund regulatory materials. The Board considered that, under this provision, certain expenses associated with personnel of the Adviser or its affiliates providing legal services and producing Fund regulatory materials may be allocated to the Funds by Macquarie, but that none of these expenses will be allocated to the Funds for a period of at least two years following the Closing. The Board considered that Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds. There is no guarantee, however, that this expectation will prove to be true. The Board considered that, these expenses will not be imposed without further approval from the Board. The Board requested, and Macquarie agreed that, prior to the end of the two-year period, the Board will be presented with additional information related to the operation of the expense allocation provision and the anticipated benefits to the Funds.
After review of these and other considerations, the Board concluded that the Adviser will continue to be capable of providing investment advisory services of the same high quality as the investment advisory services currently provided to the Funds by the Adviser, and that these services are appropriate in nature, quality and extent in light of the Funds’ operations and investor needs.
Performance of the Funds.   With respect to the performance of the Funds, the Board considered its review of peer group and benchmark investment performance comparison data relating to the Funds’ performance record at the Funds’ Last 15(c) Meeting, at other Board meetings throughout the year and in response to the Information Request. The Board considered that information reviewed at the Last 15(c) Meeting and other Board meetings would be relevant given that the Funds will retain their current portfolio managers and portfolio management teams.
The Board reviewed the performance of the Funds and compared that performance to the performance of comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Carlyle Comparable Funds”), noting that during the applicable comparative year-to-date period, the Funds underperformed one Carlyle Comparable Fund and outperformed another Carlyle Comparable Fund, the S&P 500 Index and the MSCI World Index. The Board also noted that, since inception, the Funds underperformed one Carlyle Comparable Fund, the S&P 500 Index, and the MSCI World Index, and outperformed another Carlyle Comparable Fund. The Board observed that, as funds generally focused on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The Directors also took note of the unusual market conditions that had affected many private equity funds over the course of the last two years.
Based on information presented to the Board at the Last 15(c) Meeting, other Board meetings throughout the year and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, strategies and restrictions.
Fees to Be Paid to the Adviser and Expenses of the Funds.   The Board considered that it had reviewed each Fund’s existing advisory fee rate at the Last 15(c) Meeting. The Board considered that the proposed New Investment Advisory Agreements do not change either Fund’s contractual advisory fee rate. The Board also considered that the Adviser and Macquarie had represented to the Board that they will use commercially reasonable efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Change of Control Event, for so long as the requirements of Section 15(f) apply. The Board concluded that the continued retention of the Adviser was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of the Adviser, Macquarie, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (2) from the Funds or their Members for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that the advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the proposed New Investment Advisory Agreement.
Extent to Which the Adviser May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Members.   The Board considered potential or anticipated economies of scale in relation to the services the Adviser would continue to provide to each Fund as a subsidiary of Macquarie. The Board considered the Adviser’s representation that the ability to share costs with a much larger parent organization post-Transaction may reasonably be expected to enable the Adviser to reach greater economies of scale in a shorter time frame. The Board also considered the Adviser’s and Macquarie’s representations that they may realize economies of scale in connection with the operation of the Funds if certain operational efficiencies, cost synergies and possible future consolidation of service providers and vendors are achieved, and discussed how such potential economies of scale, if achieved, could be shared, including by reinvestment of profits back into the Adviser’s business. The Board noted that it will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to the Adviser, in the future.
Profits to be Realized by the Adviser, Macquarie and their Affiliates from Their Relationship with the Funds.   The Board considered the benefits the Adviser, Macquarie and their affiliates may derive from their relationship with the Funds. The Board also considered information on the Adviser’s anticipated post-Transaction profitability that was provided in response to the Information Request. The Board considered Macquarie’s representation that, while subject to uncertainty, the fully integrated Central Park Group complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Macquarie’s overall financial profitability. The Board considered that the estimated profitability of the Adviser, Macquarie and their affiliates was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that it would have the opportunity to give further consideration to the Adviser and Macquarie’s profitability with respect to the Funds at the end of the initial two-year term of the proposed New Investment Advisory Agreements.
Fall-Out Benefits to the Adviser, Macquarie and their Affiliates.   The Board considered the possible fall-out benefits that may accrue to the Adviser, Macquarie and their affiliates. The Board noted that the Transaction provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by Macquarie. The Board considered that the Transaction, if consummated, would marginally increase Macquarie’s assets under management and expand Macquarie’s investment capabilities and relationships with certain wealth management intermediaries where CPG has extensive relationships with financial advisors that sell alternative products to high net worth individuals. The Board considered that senior personnel of the Adviser (including Mr. Tanzman, who is a Director that is an “interested person,” as defined in the 1940 Act, of the Funds) were expected to receive substantial consideration from Macquarie for selling their interests in Central Park Group to Macquarie. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser, Macquarie and their affiliates are fair and reasonable.
Conclusions.   Based on the foregoing and other relevant considerations, at the meeting held on November 19, 2021, the Board, including a majority of the Independent Directors, acting within its business judgment, (1) concluded that the terms of the proposed New Investment Advisory Agreements are fair and reasonable and that approval of the proposed New Investment Advisory Agreements are in the best interests of each Fund and its respective Members, (2) voted to approve the proposed New Investment Advisory Agreements, and (3) voted to recommend approval of the proposed New Investment Advisory Agreements by Members of the Funds. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed New Investment Advisory Agreements and to recommend approval of the proposed New Investment Advisory Agreements by Members of the Funds.

Required Vote
Approval of the New Investment Advisory Agreement Proposal requires the vote of a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Members of each Fund will vote separately on the Proposal, and all Members of all classes of units of the Feeder Fund will vote together as a single class on the Proposal. The approval of the proposed New Investment Advisory Agreement with respect to one Fund is not contingent upon the approval by any other Fund. However, in practice, given that the Feeder Fund owns 99.80% of the Master Fund and the Feeder Fund is passing through to the Feeder Fund’s own Members voting rights with respect to the interest in the Master Fund it holds and voting its Master Fund interest in accordance with the voting instructions of the Feeder Fund’s Members, it is unlikely there will be a different result for the two Funds. If the New Investment Advisory Agreements are approved by Members, the Adviser will continue to manage the Funds effective upon the Closing. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by Members.
THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT MEMBERS OF EACH FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.
OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying forms of proxy card will vote thereon in accordance with their judgment.
The Funds generally are not required to hold annual meetings of Members, and the Funds currently do not intend to hold such meetings unless certain specified Member actions are required to be taken under the 1940 Act or a Fund’s LLC Agreement. Any Member who wishes to submit proposals to be considered at a special meeting of a Fund’s Members should send such proposals to the Secretary of the relevant Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110. Any Member proposal intended to be presented at any future meeting of a Fund’s Members must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent Members’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Members who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.
INFORMATION ABOUT THE MEETING
Record Date
Members of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment or postponement thereof. Members of the Feeder Fund will be entitled to one vote for each dollar of net asset value held (and a proportionate fractional vote for each fractional dollar amount). Members of the Master Fund shall be entitled to cast a number of votes equivalent to such Member’s “Voting Interest” (as defined in the Master Fund’s LLC Agreement) as of the Record Date. “Voting Interest” means the number of votes equivalent to such Member’s “Fund Percentage” (as defined in the Master Fund’s LLC Agreement) as of the Record Date, which is determined by dividing the balance of the Member’s capital account as of the Record Date by the sum of the capital accounts of all of the Members as of the Record Date. Appendix A sets forth the number of units issued and outstanding for each class of the Feeder Fund as of the

Record Date and the number of votes to which each class is entitled at the Meeting, and the voting interest of each Member of the Master Fund, as of the Record Date. Members are not entitled to any appraisal rights as the result of any proposal to be considered at the Meeting.
Revocation of Proxies
Members who execute proxies may revoke or change their proxy at any time prior to the time it is exercised at the Meeting by delivering a written notice of revocation to the Funds’ proxy solicitor, Broadridge, or by delivering a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Please send your written notice of revocation to CPG Funds, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. If you deliver a written notice of revocation, your vote will not be counted unless you deliver a subsequently dated proxy by mail, telephone or the Internet (including during the Meeting). Merely attending the Meeting virtually will not revoke a validly given proxy received before the Meeting.
All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by Members. It is important that your vote be received no later than 11:59 p.m. Eastern Time on February 17, 2022. If you execute your proxy but give no voting instructions, your voting securities that are represented by proxies will be voted “FOR” the Proposals and, in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting.
Quorum, Voting and Adjournment
For each Fund, the presence at the Meeting, via audio teleconference or by proxy, of Members holding one-third of the total number of votes eligible to be cast by all Members as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.
In the event that a quorum is not present for a Fund, or if there are insufficient votes to approve a Proposal by the time of the applicable Meeting, the proxies or their substitutes may propose that the Meeting be adjourned, or the chairperson of the Meeting may adjourn the Meeting, one or more times to permit further solicitation. Any adjournment by the Members requires the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present virtually or represented by proxy, and entitled to vote at the Meeting. The persons named as proxies will vote upon any other business that may properly come before the Meeting, including any adjournment, in accordance with their judgment.
Effect of Abstentions and Broker Non-Votes.   For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as present for purposes of determining a quorum. For purposes of determining the approval of the Proposals, abstentions do not count as votes cast with respect to a Proposal. Accordingly, abstentions will have no effect on the Director Election Proposal and will have the effect of a vote against the New Investment Advisory Agreement Proposal. There are not expected to be any broker non-votes as no voting securities are held by brokers or nominees.
Solicitation of Proxies
The initial solicitation of proxies will be made by mail or e-mail. Additional solicitations may be made by telephone, e-mail, social media or other personal contact by the Funds’ officers or employees or representatives of the Adviser, Macquarie or one of their affiliates or by a proxy soliciting firm retained by the Funds. The Funds’ officers or employees or representatives of the Adviser also may contact Members’ financial advisors by telephone, e-mail, social media or other personal contact. Certain employees of the Adviser may receive discretionary compensation related to their assistance in the solicitation of proxy votes. The Adviser has retained Broadridge as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting Members by telephone. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $100,000, to be borne by Macquarie. The Funds will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Fund’s officers, and those employees and representatives of the Adviser, Macquarie or their affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

To express our appreciation for your and other Members’ participation, Central Park Group will make a charitable donation to Ronald McDonald House New York in the amount of $1 per Member that votes. Ronald McDonald House New York provides temporary housing and support services for families battling pediatric cancer and other serious illnesses as they travel to New York City for potentially lifesaving treatment. This charitable donation will be made regardless as to (i) how you vote on the Proposals, and (ii) whether the Proposals are approved or the Transaction is consummated. Donations will be made by Central Park Group out of its own assets, and no benefit, tax or otherwise, will accrue to the Funds or Members as a result of the donations made by Central Park Group. Owners of Central Park Group may be able to claim a deduction from their gross income due to the donation. None of Central Park Group, the Adviser or any affiliated person of Central Park Group and Adviser has any material relationship with Ronald McDonald House New York.
OTHER INFORMATION
Ownership of Fund Voting Securities
To the best of each Fund’s knowledge, as of the Record Date, no person owned beneficially more than 5% of the outstanding voting securities of any class of such Fund’s voting securities, except as set out in Appendix K. As of that date, all of the Directors and officers of the Funds, as a group, beneficially owned less than 1% of the outstanding voting securities of each class of the Funds. In addition, no Director purchased or sold any securities of the Adviser, its Parents, including Macquarie, or Subsidiaries during any Fund’s past fiscal year.
Service Providers
Adviser.   The Adviser, located at 500 Fifth Avenue, 31st Floor, New York, New York 10110, serves as the current investment adviser to the Funds. The Adviser is a wholly-owned subsidiary of Central Park Group, located at 500 Fifth Avenue, 31st Floor, New York, New York 10110. Provided Member approval is received, the Adviser will continue to serve as the investment adviser to the Funds upon the Closing of the Transaction, but will be wholly-owned by Macquarie, as described in the New Investment Advisory Agreement Proposal.
Placement Agent.   Foreside Fund Services, LLC, located at Three Canal Plaza, Portland, Maine 04101, serves as the placement agent for the Feeder Fund.
Administrator.   SS&C Technologies, Inc., and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., located at 430 W. 7th Street, Kansas City, Missouri 64105-1594 and 1290 Broadway, Suite 1100, Denver, Colorado 80203, serve as the administrator for each Fund.
Independent Registered Public Accounting Firm
EY served as the Funds’ independent registered public accounting firm to audit the accounts of the Funds for their most recently completed fiscal year. Representatives of EY are not expected to attend the Meeting.
Appendix L shows the fees billed by EY for audit and other services provided to the Funds for the fiscal years as indicated.
Replacement of EY, the Funds’ Former Independent Registered Public Accounting Firm
On November 19, 2021, the Board, based on the recommendation of the Audit Committee, approved the replacement of EY as the Funds’ independent registered public accounting firm, effective upon the engagement of a new independent registered public accounting firm. The Board’s decision does not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of EY. Rather, the Board’s decision was recommended by the Audit Committee in light of the existence of certain business relationships with, and the provision of certain services to, Macquarie and its affiliates that would be considered independence impairing to the Funds under the independence rules of the SEC and the PCAOB. In the event that Members vote to approve the New Investment Advisory Agreement Proposal, EY could not continue to serve as the Funds’ independent registered public accounting firm commencing upon the Closing of the Transaction — that is, the date as of which the New Investment Advisory Agreements would become effective. As a result, EY was replaced as the Funds’ independent registered public accounting firm on December 20, 2021, the effective date of the engagement of PricewaterhouseCoopers LLP (“PwC”) (see below).
EY served as the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2020 and March 31, 2021. EY’s audit reports on each Fund’s financial statements as of and for those fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Funds’ fiscal years ended March 31, 2020 and March 31, 2021 and through December 20, 2021 (the “Covered Period”): (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for the Covered Period, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).
The Funds provided EY with a copy of the foregoing disclosures, and requested that EY furnish them with a letter addressed to the SEC stating whether or not it agrees with the disclosures. A copy of EY’s letter, stating that it agrees with the disclosures, is attached as Appendix M.
Engagement of PwC as the Funds’ Independent Registered Public Accounting Firm
On November 19, 2021, based on the recommendation of the Audit Committee, the Board, including the Independent Directors voting separately, approved the engagement of PwC to replace EY as the Funds’ independent registered public accounting firm for the current fiscal year ending March 31, 2022, effective upon receipt of a satisfactory independence letter from PwC, which was received on December 20, 2021. Based principally on representations from PwC, the Funds do not know of any direct financial or material indirect financial interest of PwC in the Funds. Representatives of PwC are not expected to attend the Meeting.
During the Covered Period, neither Fund nor any person on its behalf consulted with PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable events” (as those terms are described in Items 304(a)(1)(iv) and the related instruction or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act).
Shareholder Reports
Copies of each Fund’s Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report previously have been mailed or made available to Members. This Joint Proxy Statement should be read in conjunction with each Annual and Semi-Annual Report. You can obtain copies of the Annual Report for the most recently completed fiscal year and the Semi-Annual Report for the most recent semi-annual period succeeding the Annual Report without charge, by writing to the respective Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110, or by calling (collect) 212-317-9200. You should receive the reports within three business days of your request. Copies of these reports are also available free of charge on the SEC’s website at www.sec.gov.

Householding
To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Joint Proxy Statement to Members having the same last name and address on the Funds’ records, unless a Fund has received contrary instructions from a Member. The consolidation of these mailings benefits the Funds through reduced mailing expenses. To request a separate copy of the Joint Proxy Statement, or for instructions as to how to request a separate copy of the Joint Proxy Statement or as to how to request a single copy if multiple copies of the Joint Proxy Statement are received, you may write to the respective Fund at 500 Fifth Avenue, 31st Floor, New York, New York 10110, or call (collect) 212-317-9200.
By Order of the Board,
Michael Mascis
Secretary
December 30, 2021

APPENDIX A
Units Issued and Outstanding and Number of Votes
On the Record Date, the Feeder Fund had the following number of units of each class issued and outstanding:
Class A Units	Class I Units
45,299,310.172	13,859,475.285
On the Record Date, each class of units of the Feeder Fund was entitled to the following number of votes:
Class A Units	Class I Units
669,270,128.205	440,813,084.967
On the Record Date, the Voting Interest of each Member of the Master Fund was as follows:
Member	Voting Interest
Central Park Advisers, LLC	0.20%
CPG Carlyle Commitments Fund, LLC	99.80%

A-1

APPENDIX B
Form of Proposed New Investment Advisory Agreement

FORM OF INVESTMENT ADVISORY AGREEMENT
([Master/Feeder] Fund)
AGREEMENT, made as of ~~December 14, 2012~~           , 2022, between CPG CARLYLE ~~PRIVATE EQUITY~~COMMITMENTS [MASTER] FUND, LLC (the “Fund”), a Delaware limited liability company, and CENTRAL PARK ADVISERS, LLC (the “Adviser”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Agreement”).
WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company ~~and~~;
WHEREAS, the Adviser has served as the investment adviser of the Fund since the commencement of the Fund’s investment operations, pursuant to an Investment Advisory Agreement between the Fund and the Adviser made as of December 14, 2012 (the “Prior Agreement”);
WHEREAS, on October 21, 2021, Central Park Group, LLC (“Central Park”), the parent company of the Adviser, entered into a purchase agreement with Macquarie Management Holdings, Inc. (“Macquarie”) pursuant to which Macquarie has agreed to acquire Central Park, subject to the satisfaction of certain customary closing conditions (the “Transaction”), which will constitute an assignment of the Prior Agreement and cause the Prior Agreement to terminate automatically in accordance with its terms, as required by applicable law, upon the closing of the Transaction (the “Closing Date”); and
WHEREAS, the Fund desires to continue to retain the Adviser as investment adviser to furnish certain investment advisory and portfolio management services to the Fund, and the Adviser is willing to continue to furnish these services~~;~~.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
1.   Appointment.   The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.
2.   Duties as Investment Adviser.
(a)   Subject to the supervision of the Fund’s Board of Directors (the “Board”), the Adviser will have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. The Adviser acknowledges that the Fund currently intends to seek to achieve its investment objectives by investing and reinvesting its assets primarily in CPG Carlyle Private Equity Master Fund, LLC (the “Master Fund”). [Feeder Fund: The Adviser acknowledges that the Fund currently intends to seek to achieve its investment objectives by investing and reinvesting its assets primarily in CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”).] In furtherance of and subject to the foregoing, the Adviser will have full power and authority on behalf of the Fund, among other matters:
(1)
to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

(2)
to do any and all acts and exercise all rights with respect to the Fund’s interest in any person, firm, corporation, partnership or other entity [Master Fund: , including, without limitation, voting interests of the Investment Funds (as defined in the Fund’s confidential offering memorandum (the “Memorandum”));

(3)
to enter into agreements with the Investment Funds irrevocably to forego the right to vote interests or shares of the Investment Funds;

(4)
to enter into agreements with the Investment Funds that provide for, among other things, the indemnification by the Fund of the Investment Funds and the Investment Fund Managers (as defined in the Memorandum) to the same or different extent as provided for in respect of the Adviser, and to terminate such agreements];

([3/5])
to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b);

([4/6])
to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund’s investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to the Fund’s investors (“Investors”) with respect to repurchases of units of beneficial interest in the Fund (“Units”), and the payment of Fund expenses;

([5/7])
to call and conduct meetings of Investors at the Fund’s principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

([6/8])
to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

([7/9])
to engage and terminate the services of persons to assist the Adviser in providing, or to provide under the Adviser’s control and supervision, advice and management with respect to the Fund at the expense of the Adviser;

([8/10])
as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

([9/11])
if directed by the Board, to arrange for the purchase of (A) one or more “key man” insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their respective principals, trustees, officers, members, employees and agents; and

([10/12])
to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary and appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Investors or person.

(b)   The Adviser, in its discretion, and to the extent permitted by applicable law, may use brokers that provide the Fund with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser’s good faith determination that such commission is reasonable in terms of either the particular transaction or the overall responsibility of the Adviser to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Should the Adviser simultaneously place orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.
(c)   The Fund hereby authorizes the Adviser and any entity or person associated with the Adviser or selected by the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of the Fund, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser.
(d)   The Adviser agrees to provide certain management and administrative services to the Fund. These services shall include:
(1)
the provision of administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under this Agreement;

(2)
the general supervision of the entities which are retained by the Fund to provide administrative services and custody services to the Fund;

(3)
the handling of Investor inquiries regarding the Fund and providing Investors with information concerning their investment in the Fund;

(4)
monitoring relations and communications between Investors and the Fund;

(5)
overseeing the drafting or updating of disclosure documents relating to the Fund and assisting in the provision of all offering materials to Investors;

(6)
maintaining and updating Investor information, such as change of address and employment;

(7)
overseeing the distribution and acceptance of Investor Applications (as defined in the Fund’s confidential offering memorandum (the “Memorandum”)) and confirming the receipt of such applications and funds;

(8)
issuing instruments certifying Investor ownership of Units in the Fund;

(9)
coordinating and organizing meetings of the Board;

(10)
preparing materials and reports for use in connection with meetings of the Board;

(11)
preparing and filing any required tax or information returns; and

(12)
reviewing and approving all regulatory filings required under applicable law.

Notwithstanding the appointment of the Adviser to provide services hereunder, the Board shall remain responsible for supervising the management, business and affairs of the Fund.
3.   Services Not Exclusive.   The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser or its affiliates, who also may be a Director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.
4.   Expenses.
(a)   During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:
[Feeder
Fund: (1)    all expenses related to its investment program, including, but not limited to: (i) the Fund’s proportional share of (a) the management fee paid by the Master Fund to the Adviser, (b) expenses borne indirectly through the Fund’s investment in the Master Fund, (c) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investment in the Master Fund, and (d) all other expenses of the Master Fund; (ii) transfer taxes and premiums; (iii) taxes withheld on non-U.S. dividends or other non-U.S. source income; (iv) fees for data, software and technology providers; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;]

[Master
Fund: (1)    all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Fund’s investments in the Investment Funds, including any fees and expenses charged by the Investment Fund Managers (such as management fees, performance or incentive fees or allocations and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums;

(iv) taxes withheld on non-U.S. dividends; (v) fees for data and software providers; (vi) research expenses; (vii) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); (vii) if applicable, brokerage commissions, interest and fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased and margin fees; and (viii) all other expenses;
(2)
the Advisory Fee (as defined below);]

([2/3])
all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund) associated with the operation and registration of the Fund, [Master Fund: including, without limitation, all costs and expenses associated with the repurchase offers,] offering costs and the costs of compliance with any applicable federal or state laws;

([3/4])
the fees of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”) and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Investors that are regularly scheduled, permitted or required to be held under the terms of the Fund’s Limited Liability Company Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

([4/5])
a portion, as determined by the Directors, of the compensation payable to the Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s compliance program;

([5/6])
the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

([6/7])
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund and the Independent Directors;

([7/8])
a portion, as determined by the Directors, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser or the Directors or the officers of the Fund;

([8/9])
recordkeeping, custody and transfer agency fees and expenses;

([9/10])
all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

([10/11])
all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

([11/12])
all charges for equipment or services used for communications between the Fund and any custodian or other agent engaged by the Fund;

([12/13])
fees of custodians, other service providers to the Fund [Master Fund: including transfer agents and depositaries] and other persons providing administrative services to the Fund;

([13/14])
any extraordinary expenses, including indemnification or litigation expenses;

([14/15])
all taxes to which the Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non-U.S. jurisdictions; ~~and~~

([15/16])
a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund (including, without limitation, the review and updating of the registration statement, review of Investor reports, preparing materials relating to Board and Investor meetings, the negotiation of service provider agreements and other contracts for the Fund and the preparation and review of various regulatory filings for the Fund) and producing regulatory materials (including, without limitation, the production and formatting of Investor reports and offering documents for the Fund); and

([16/17])
~~(15)~~ such other types of expenses as may be approved from time to time by the Board.

(b)   The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.
5.   Compensation.   [Feeder Fund: No compensation shall be payable to the Adviser under this Agreement.] [Master Fund: The Fund will pay the Adviser a monthly fee (the “Advisory Fee”) computed and payable monthly, at the annual rate of 1.20% of the Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Advisory Fee shall be prorated for any period of less than a month based on the number of days in such period.]
6.   Limitation of Liability of the Adviser.   The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any Investors in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Adviser or its affiliates, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though compensated by it.
7.   Indemnification.
(a)   The Fund will indemnify the Adviser and its affiliates, and each of their respective members, directors, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an “Indemnified Person”) against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Fund, except those resulting from the willful misfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person’s reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, “disabling conduct”). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Directors who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.
(b)   Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.   Duration and Termination.
(a)   This Agreement will become effective on the ~~date the Fund commences investment operations~~Closing Date, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date ~~the Fund commences investment operations~~of effectiveness. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.
(b)   Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.
9.   Use of Name.   The Fund agrees that the names “Central Park Group” and “CPG” are owned by Central Park ~~Group, LLC~~or an affiliate of Central Park, and that, at the Adviser’s request, it will take all necessary action to change the name of the Fund to a name not including “Central Park Group” or “CPG” in any form or combination within 10 days of the Adviser’s request, that the Fund’s failure to do so is not compensable by monetary damages and that the Adviser shall be entitled to equitable relief to enforce the Fund’s obligation hereunder. The provisions of this Paragraph 9 shall survive the termination or cancellation of this Agreement.
10.   Amendment of this Agreement.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
11.   Governing Law.   This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
12.   Miscellaneous.   The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “national securities exchange,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.
CENTRAL PARK ADVISERS, LLC
By:	Name: Title:
CPG CARLYLE ~~PRIVATE EQUITY~~COMMITMENTS [MASTER] FUND, LLC
By:

APPENDIX C-1
Audit Committee Charter

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Central Park Group Registered Funds
Charter of Audit Committee
November 19, 2021
The Board of Directors of each of CPG Carlyle Commitments Master Fund, LLC and CPG Carlyle Commitments Fund, LLC (together, the “Carlyle Fund”), CPG Focused Access Fund, LLC (“Focused Access”), CPG Cooper Square International Equity, LLC (“Cooper Square”), CPG Vintage Access Fund, LLC (“Vintage Access”), CPG Vintage Access Fund II, LLC (“Vintage II”), CPG Vintage Access Fund III, LLC (“Vintage III”), CPG Vintage Access Fund IV, LLC (“Vintage IV”) and CPG Vintage Access Fund V, LLC (“Vintage V” and collectively with the Carlyle Fund, Focused Access, Cooper Square, Vintage Access, Vintage II, Vintage III and Vintage IV the “Funds” and each a “Fund”) each have established an Audit Committee (each a “Committee”) of their respective Boards. This Charter sets forth the structure, duties, powers and methods of operation of each Committee.
1.   Purposes.   The purposes of each Committee are:
(a)
to oversee the accounting and financial reporting processes of the applicable Fund and its internal controls (including both internal control over financial reporting and disclosure controls and procedures) and, as such Committee deems appropriate, to inquire into the internal controls of certain applicable third-party service providers;

(b)
to oversee the quality and integrity of the applicable Fund’s financial statements and the independent audits thereof;

(c)
to oversee, or, as appropriate, assist the applicable Board with oversight of, the applicable Fund’s compliance with legal and regulatory requirements that relate to such Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)
to approve prior to appointment the engagement of the applicable Fund’s independent registered public accounting firm (the “independent auditors”) and, in connection therewith, to review and evaluate the qualifications, independence and performance of such Fund’s independent auditors; and

(e)
to act as a liaison between the applicable Fund’s independent auditors and such Fund’s Board.

The independent auditors of each Fund shall report directly to the applicable Committee.
2.   Membership.   Each Committee shall consist of at least two members of the applicable Fund’s Board, appointed by such Board. Such Board may replace members of the applicable Committee for any reason.
No member of a Committee shall be an “interested person” of the applicable Fund as defined in Section 2(a) (19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the applicable Fund except for compensation for service as a member of a Board. Directors meeting these requirements are referred to as “Independent Directors.” Each committee member shall be financially literate.
Each Board shall determine annually whether any member of the applicable Fund’s Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR (“ACFE”).
3.   Duties and Powers.   To carry out its purposes, each Committee shall have the following duties and powers with respect to the applicable Fund:
(a)
to recommend the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to Independent Directors the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent auditors;

(b)
to approve prior to appointment the engagement of the independent auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any

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entity controlling, controlled by or under common control with the Fund’s investment adviser (“adviser affiliate”) that provides ongoing services to such Fund, if the engagement relates directly to the operations and financial reporting of such Fund, and to consider the controls applied by the independent auditor and any measures taken by management to assure that all items requiring pre-approval by such Committee are identified and referred to such Committee in a timely fashion;
(c)
to develop, to the extent deemed appropriate by such Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent auditors to provide audit or non-audit services to such Fund and to provide non-audit services to such Fund’s investment adviser or adviser affiliate;

(d)
to consider whether the provision by the Fund’s auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by such Committee, is compatible with maintaining the independence of the independent auditors;

(e)
to review the arrangements for and scope of the annual audit and any special audits;

(f)
to review and approve the fees proposed to be charged to the Fund by the independent auditors for each audit and non-audit service;

(g)
to consider information and comments from the independent auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of such Fund’s accounting and financial reporting;

(h)
to consider information and comments from the independent auditors with respect to, and to meet with the independent auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any alternative accounting treatments and adjustments to such statements recommended by the independent auditors, regulatory and tax compliance matters considered in preparation of the financial statements, material communications between the independent auditors and the Fund’s management, and other results of said audits;

(i)
to review the form of opinion the independent auditors propose to render to the Fund’s Board and the Fund’s unitholders;

(j)
to meet with the Fund’s management (i) to discuss the annual audited financial statements, including Management Discussion of such Fund’s performance, and the semi-annual financial statements; (ii) to review all critical accounting policies and practices applied by the Fund in preparing its financial statements; and (iii) to consider any other matters the Committee believes should be raised with said persons;

(k)
to resolve disagreements between the Fund’s management and such Fund’s independent auditors regarding financial reporting;

(l)
to review with the Fund’s principal executive officer or principal accounting officer in connection with their respective certifications on Form N-CSR any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting or disclosure controls and procedures and any reported evidence of fraud involving management or other employees who have a role in such Fund’s internal control over financial reporting;

(m)
to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns about accounting, internal accounting controls or auditing matters;

(n)
to discuss guidelines and policies governing the process by which management of the Fund manages such Fund’s exposure to risk and to discuss such Fund’s major financial risk exposures and the steps such Fund’s management has taken to monitor and control such exposures;

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(o)
to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the Fund’s audit firm;

(p)
to review the code of ethics applicable to the Fund’s senior financial personnel (as described in Item 2 of Form N-CSR) and periodically review any violations, sanctions, amendments and waivers;

(q)
to review procedures designed to prevent officers, Directors and persons under their direction from improperly influencing accountants;

(r)
to review the Fund’s pricing policies, including those regarding derivatives;

(s)
to cause the preparation of any report or other disclosures required by the Securities and Exchange Commission (“SEC”), including the report required by Item 306 of Reg. S-K for proxy statements relating to election of Directors.

(t)
to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(u)
to report its activities to the applicable Board on a regular basis and to make such recommendations with respect to the above or other matters as the Committee may deem necessary or appropriate or is requested to be included by such Board; and

(v)
to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4.   Operations.
(a)
Each Committee shall meet on a regular basis (at least semi-annually) and is empowered to hold special meetings, as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of such Committee and send notice thereof. Notice of meetings shall be made to each member of such committee by any reasonable means.

(b)
Each Committee shall ordinarily meet at times and dates that correspond to the applicable Board meetings; members may attend telephonically, and such Committee may act by written consent, to the extent permitted by law and such Fund’s Limited Liability Agreement.

(c)
Each Committee shall regularly meet, in separate executive sessions, as necessary, with the applicable Fund’s principal accounting officer and independent auditors, and, as such Committee deems appropriate, with members of such Fund’s management and with entities that provide significant accounting or administrative services to such Fund.

(d)
Each Committee is authorized to meet privately and to admit non-members individually by invitation.

(e)
Each Committee may select one of its members to be the chair and may select a vice chair.

(f)
A majority of the members of each Committee shall constitute a quorum for the transaction of business at any meeting of such Committee. The action of a majority of the members of a Committee present at a meeting at which a quorum is present shall be the action of such Committee.

(g)
Each Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.   Delegation.   A Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of such subcommittee to grant pre-approvals shall be presented to the applicable full Committee at its next regularly scheduled meeting.
6.   Resources and Authority.   Each Committee shall have the resources and authority appropriate to discharge its responsibilities under this Charter, including the authority to retain and compensate special

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counsel and other experts or consultants, as such Committee deems necessary, and to obtain specialized training for its Committee members, at the expense of the applicable Fund. Each Fund shall provide appropriate funding, as determined by the applicable Committee, for such Committee to discharge its responsibilities, including payment of compensation to the independent auditors for the purpose of conducting the audit and rendering their audit report.
7.   Role and Responsibilities of the Audit Committee.
The function of each Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, a Fund’s management is responsible for: (1) the preparation, presentation and integrity of such Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures reasonably designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of the audit letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Fund’s service providers, including the independent auditors.
Although each Committee is expected to take a detached and questioning approach to the matters that come before it, review of the applicable Fund’s financial statements by such Committee is not an audit, nor does such Committee’s review substitute for the responsibilities of such Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of a Committee are not full-time employees of the applicable Fund and, in serving on a Committee, are not, and do not hold themselves out to be, acting as accountants or auditors, notwithstanding the possibility that one or more members may be designated as an ACFE. Designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of a Committee nor does it decrease the duties and obligations of other members of such Committee or the applicable Board. As such, it is not the duty or responsibility of a Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.
In discharging their duties, the members of a Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the applicable Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) the applicable Fund’s Board committee of which a Committee member is not a member.
8.   Periodic Reviews of Charter.   Each Committee shall review this Charter periodically and recommend to the applicable Board any changes such Committee deems appropriate.
9.   Amendment and Repeal of Charter.   This Charter may be altered, amended or repealed, or a new Charter may be adopted, by a Fund’s Board on the affirmative vote of a majority of all of the members of such Board, including a majority of its Independent Directors.

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APPENDIX C-2
Nominating Committee Charter

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Central Park Group Registered Funds
Charter of the Director Nominating Committee
November 19, 2021
The Board of Directors of each of CPG Carlyle Commitments Master Fund, LLC and CPG Carlyle Commitments Fund, LLC (together, the “Carlyle Fund”), CPG Focused Access Fund, LLC (“Focused Access”), CPG Cooper Square International Equity, LLC (“Cooper Square”), CPG Vintage Access Fund, LLC (“Vintage Access”), CPG Vintage Access Fund II, LLC (“Vintage II”), CPG Vintage Access Fund III, LLC (“Vintage III”), CPG Vintage Access Fund IV, LLC (“Vintage IV”), CPG Vintage Access Fund V, LLC (“Vintage V” and collectively with the Carlyle Fund, Focused Fund, Cooper Square, Vintage Access, Vintage II, Vintage III, and Vintage IV the “Funds” and each a “Fund”) (each a “Board” and collectively the “Boards”) have established a Director Nominating Committee (each, a “Committee”) of their respective Boards. This Charter sets forth the structure, duties, powers and methods of operation of each Committee.
1.   Committee Purpose.   The purpose of each Committee is to select and nominate persons for election as Directors of the applicable Fund.
2.   Organization.   Each Committee shall consist of at least two members of the applicable Fund’s Board, appointed by such Board. Such Board may replace members of the applicable Committee for any reason. No member of a Committee shall be an “interested person” of the applicable Fund as defined in Section 2(a) (19) of the Investment Company Act of 1940, nor shall any member receive any compensation from such Fund except for compensation for service as a member of a Board. Directors meeting these requirements are referred to as “Independent Directors.”
3.   Meetings.
(a)
Each Committee shall meet as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of such Committee and send notice thereof. Notice of meetings shall be made to each member of such Committee by any reasonable means.

(b)
Each Committee may meet either on its own or in conjunction with its corresponding Board meetings; members may attend telephonically, and a Committee may act by written consent, to the extent permitted by law and the applicable Fund’s Limited Liability Company Agreement.

(c)
Each Committee may select one of its members to be the chair and may select a vice chair.

(d)
A majority of the members of each Committee shall constitute a quorum for the transaction of business at any meeting of such Committee. The action of a majority of the members of a Committee present at a meeting at which a quorum is present shall be the action of such Committee.

(e)
Each Committee shall prepare and retain minutes of its meetings.

4.   Identification and Evaluation of Potential Nominees.   In identifying and evaluating a person as a potential nominee to serve as a Director of a Fund, such Fund’s Committee shall consider among other factors it may deem relevant:
(a)
the contribution which the person can make to the applicable Board, with consideration being given to the person’s business and professional experience, education, skills, judgment, and such other factors as such Committee may consider relevant;

(b)
the character and integrity of the person;

(c)
whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Director of such Fund;

(d)
whether or not the person has any relationships that might impair his or her independence, such as

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any business, financial or family relationships with the Fund’s management, investment adviser or manager or service providers or any of their affiliates;
(e)
whether or not the person is financially literate and/or is a “financial expert” as defined in Item 3 of Form N-CSR;

(f)
whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations or their related investment company complexes;

(g)
whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of such Fund;

(h)
whether or not the selection and nomination of the person would be consistent with the requirements of such Fund’s retirement policies. While a Committee is solely responsible for the selection and nomination of the applicable Fund’s Directors, the Committee shall review and consider nominations for the office of Director made by management and by such Fund’s unitholders who have sent nominations that include the biographical information and the qualifications of the proposed nominee to such Fund’s Legal Counsel and Independent Directors for review and distribution to such Committee, as such Fund’s Directors deem appropriate.

5.   Duties and Powers.   To carry out the purpose specified in Paragraph 1 above, each Committee shall have the following duties and powers:
(a)
if deemed appropriate and necessary, to select, retain and terminate a search firm to assist such Committee in identifying Director candidates, including sole authority to approve all such search firm’s fees and other retention terms;

(b)
to report its activities to the applicable Fund’s Board as necessary;

(c)
after determination by such Committee that a person should be selected and nominated as a Director of a Fund, such Committee shall present its recommendation to such Fund’s full Board for its consideration and where appropriate, separately to all the Independent Directors of such Fund for their consideration; and

(d)
to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

6.   Periodic Review of Charter.   Each Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the applicable Board of Directors.
7.   Amendment and Repeal of Charter.   This Charter may be altered, amended or repealed, or a new Charter may be adopted, by a Fund’s Board on the affirmative vote of a majority of all of the members of such Board, including a majority of its Independent Directors.

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APPENDIX D
Beneficial Ownership of Equity Securities in the Funds and Fund Complex By Continuing Directors
and Director Nominee
The following table sets forth the dollar range of beneficial ownership of equity securities of the Funds and other registered investment companies overseen by each Director within the Fund Complex, in each case as of December 1, 2021 (and valued as of that date).
Name of Director	Dollar Range of Equity Securities of CPG Carlyle Commitments Fund, LLC	Dollar Range of Equity Securities of CPG Carlyle Commitments Fund Master Fund, LLC	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex
Joan Shapiro Green	None	None	None
Kristen M. Leopold	None	None	None
Janet L. Schinderman	None	None	None
Sharon J. Weinberg	None	None	None
Mitchell A. Tanzman	Over $100,000	None	Over $100,000

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APPENDIX E
Director and Officer Compensation
The following table sets forth the aggregate compensation paid to (i) each Director Nominee, (ii) each Continuing Director, and (iii) each of the three highest-paid officers that have aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000 by the Funds for the fiscal year ended March 31, 2021. Mr. Tanzman, as an Interested Director, does not receive any compensation from the Funds.
Director	Aggregate Compensation from CPG Carlyle Commitments Fund, LLC	Aggregate Compensation from CPG Carlyle Commitments Master Fund, LLC	Total Compensation from Funds and Fund Complex Paid to Directors
Joan Shapiro Green	$21,500	$21,500	$179,334(8)*
Kristen M. Leopold	$21,500	$21,500	$179,334(8)*
Janet L. Schinderman	$21,500	$21,500	$179,334(8)*
Sharon J. Weinberg	$21,500	$21,500	$179,334(8)*

*
Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, during the fiscal year.

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APPENDIX F
Ownership Structure of the Adviser and the Adviser’s Principal Executive Officers and Managers
As of the date of this Proxy Statement, the principal executive officers and managers of the Adviser are as follows:
Name	Position
Mitchell A. Tanzman	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Michael Mascis	Manager and Chief Financial Officer
Gregory Brousseau	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Ruth Goodstein	Manager and Chief Operating Officer
The principal business address of the Adviser and the foregoing individuals is 500 Fifth Avenue, 31st Floor, New York, New York 10110.
After the Closing, the Adviser will be a wholly-owned subsidiary of Macquarie Management Holdings, Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers (USA) Inc., which is a wholly-owned subsidiary of Macquarie Affiliated Managers Holdings (USA) Inc., which is a wholly-owned subsidiary of Macquarie FG Holdings Inc., which is a wholly-owned subsidiary of Macquarie Asset Management US Holdings Pty Limited, which is a wholly-owned subsidiary of Macquarie Asset Management Holdings Pty Limited, which is a wholly-owned subsidiary of Macquarie Group Limited (“Macquarie Group”), the ultimate Parent of the Adviser.
The principal business address of the Adviser’s post-Closing Parents are as follows:
Name	Address
Macquarie Management Holdings, Inc.	100 Independence, 610 Market Street, Philadelphia, PA 19106
Macquarie Affiliated Managers (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie Affiliated Managers Holdings (USA) Inc.	125 West 55th Street, New York, NY 10019
Macquarie FG Holdings Inc.	125 West 55th Street, New York, NY 10019
Macquarie Equities (US) Holdings Pty Limited	125 West 55th Street, New York, NY 10019
Macquarie Group (US) Holdings No. 1 Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Corporate International Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Corporate Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Financial Holdings Pty Limited	Level 6, 50 Martin Place, Sydney, New South Wales, 2000, Australia
Macquarie Group Limited	Level 6, 50 Martin Place, Sydney NSW 2000, Australia

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APPENDIX G
Directors and Officers of the Funds who are Affiliated with the Adviser
The following table provides a list of each individual who is an officer or Director of the Funds and who is also an officer, employee, manager, general partner or shareholder of the Adviser. Please note that the address for each of the individuals below is 500 Fifth Avenue, 31st Floor, New York, New York 10110.
Name	Position with Funds	Position with Adviser
Mitchell A. Tanzman	Director and Principal Executive Officer	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Michael Mascis	Principal Accounting Officer and Secretary	Manager and Chief Financial Officer
Seth L. Pearlstein	Chief Compliance Officer	Chief Compliance Officer
Gregory Brousseau	Vice President	Manager, Co-Chief Executive Officer and Co-Chief Investment Officer
Ruth Goodstein	Vice President	Manager and Chief Operating Officer

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APPENDIX H
The Current Investment Advisory Agreements
The following table lists for each Fund the effective date of its Current Investment Advisory Agreement, the date the Agreement was last submitted to Members for approval, and the date the Agreement was last submitted to the Directors for approval. Each Current Investment Advisory Agreement was last approved by the initial Member of the relevant Fund in connection with the initial approval of such agreement.
Fund Name	Date of Current Investment Advisory Agreement	Date Current Investment Advisory Agreement was Last Submitted to Member Vote	Date Current Investment Advisory Agreement was Last Approved by Directors
CPG Carlyle Commitments Fund, LLC	12/14/2012	12/14/2012	3/18/2021
CPG Carlyle Commitments Master Fund, LLC	12/14/2012	12/14/2012	3/18/2021

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APPENDIX I
Fees Paid to the Adviser
The following table provides the fees paid by each Fund to the Adviser during its most recent fiscal year. All fees are shown net of any applicable waivers and reimbursements.
Neither of the Funds paid affiliated brokerage fees during the most recent fiscal year.
Fund Name	Fiscal Year End	Net Advisory Fee Paid to the Adviser
CPG Carlyle Commitments Fund, LLC	3/31/21	$0
CPG Carlyle Commitments Master Fund, LLC	3/31/21	$11,696,479
Total		$11,696,479

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APPENDIX J
Rate of Compensation Paid to the Adviser
The following table lists for each Fund the rate of compensation paid to the Adviser under the Current Investment Advisory Agreements and the proposed New Investment Advisory Agreements (as a percentage of the Fund’s net assets).
Fund Name	Rate of Compensation Paid to the Adviser
CPG Carlyle Commitments Fund, LLC	None
CPG Carlyle Commitments Master Fund, LLC	1.20%

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APPENDIX K
Ownership of Voting Securities
As of the Record Date, the following persons are known by the Funds to be the beneficial owner of more than five percent of any class of the Fund’s voting securities:
Fund	Class of Units Owned	Name	Address	Units Held	Percentage of Units Owned
CPG Carlyle Commitments Fund, LLC	Class I	David D. Casey	Overland Park, Kansas 66221	930,264.386	6.43%
Fund	Name	Address	Voting Interest Owned
CPG Carlyle Commitments Master Fund, LLC	CPG Carlyle Commitments Fund, LLC	500 Fifth Avenue, 31st Floor, New York, New York 10110	99.80%

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APPENDIX L
Fees for Audit and Other Services
The following tables show the fees billed by EY for audit and other services provided to the Funds for the fiscal years indicated:
	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020
CPG Carlyle Commitments Fund, LLC
Audit Fees(1)	$67,704	$77,704
Audit-Related Fees(2)	0	0
Tax Fees(3)	120,000	120,000
All Other Fees(4)	0	0
Total	$187,704	$197,704
CPG Carlyle Commitments Master Fund, LLC
Audit Fees(1)	$67,704	$77,704
Audit-Related Fees(2)	0	0
Tax Fees(3)	135,000	117,000
All Other Fees(4)	0	0
Total	$202,704	$194,704

(1)
Audit fees category are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. All of the audit services for the fiscal years indicated for each Fund were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

(2)
Audit-related fees refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not otherwise included under the “audit fees” category above.

(3)
Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice, and tax planning.

(4)
All other fees refer to fees for products and services provided by the principal accountant, other than the services reported under the “audit fees,” “audit-related fees” and “tax fees” categories above.

Audit Committee’s Pre-Approval Policies and Procedures.   The Fund’s Audit Committee must pre-approve the audit and non-audit services provided to the Fund, the Adviser or any entity controlling, controlled by or under common control with the Adviser (“adviser affiliate”) that provides ongoing services to such Fund, if the engagement relates directly to the operations and financial reporting of such Fund.
No services performed by EY in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years indicated were approved by the Audit Committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.
The aggregate non-audit fees billed for services rendered by EY to each Fund, the Adviser and any adviser affiliate for each of the last two fiscal years of the Fund, were as follows:
	Fiscal Year Ended March 31, 2021	Fiscal Year Ended March 31, 2020
CPG Carlyle Commitments Fund, LLC	$120,000	$120,000
CPG Carlyle Commitments Master Fund, LLC	135,000	117,000
Each Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser and any adviser affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were provided.

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APPENDIX M
Letter from EY
December 30, 2021
Securities and Exchange Commission
100 F Street, N. E.
Washington, D.C. 20549
Ladies and Gentlemen:
We have read “Other Information” to Form Schedule 14A dated December 30, 2021 of CPG Carlyle Commitments Fund, LLC and CPG Carlyle Commitments Master Fund, LLC and are in agreement with the statements contained under the caption “Replacement of EY, the Funds’ Former Independent Registered Public Accounting Firm” on pages 27 – 28 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.
Yours very truly,
/s/ Ernst & Young LLP
Boston, MA

M-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D64052-Z81592 1. To elect Sharon J. Weinberg to the Board of the Fund and provide instructions for the Fund to elect Sharon J. Weinberg to the Board of CPG Carlyle Commitments Master Fund, LLC. 2. To approve a new investment advisory agreement for the Fund and provide instructions for the Fund to approve a new investment advisory agreement for CPG Carlyle Commitments Master Fund, LLC. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof. For Withhold For Against Abstain ! ! ! ! ! CPG CARLYLE COMMITMENTS FUND, LLC CENTRAL PARK GROUP FUNDS C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 17, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CPG2022 You may attend the meeting via the Internet and transmit voting instructions during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 17, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, CPG Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

D64053-Z81592 CPG CARLYLE COMMITMENTS FUND, LLC The undersigned member(s) hereby appoint(s) Mitchell A. Tanzman, Michael Mascis and Ruth Goodstein as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Joint Special Meeting of Members of CPG CARLYLE COMMITMENTS FUND, LLC and CPG CARLYLE COMMITMENTS MASTER FUND, LLC to be held virtually on February 18, 2022 at 12:30 p.m. Eastern Time, at the following website: www.virtualshareholdermeeting.com/CPG2022, and at any and all adjournments or postponements thereof, all units of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. This proxy is solicited on behalf of the Board of Directors. The units represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted "FOR" proposal 1 and "FOR" proposal 2. This proxy also grants discretionary power to the proxies to vote, in their judgment, upon such other business as may properly come before the Meeting, including whether to adjourn the Meeting. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Members, Proxy Statement and Form of Proxy are available at www.proxyvote.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D64054-Z81592 CENTRAL PARK GROUP FUNDS C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 1. To elect Sharon J. Weinberg to the Board of the Fund. 2. To approve a new investment advisory agreement for the Fund. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof. For Withhold For Against Abstain ! ! ! ! ! CPG CARLYLE COMMITMENTS MASTER FUND, LLC The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on February 17, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CPG2022 You may attend the meeting via the Internet and transmit voting instructions during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on February 17, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, CPG Funds, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

D64055-Z81592 Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting: The Notice of Joint Special Meeting of Members, Proxy Statement and Form of Proxy are available at www.proxyvote.com. CPG CARLYLE COMMITMENTS MASTER FUND, LLC The undersigned member(s) hereby appoint(s) Mitchell A. Tanzman, Michael Mascis and Ruth Goodstein as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the Joint Special Meeting of Members of CPG CARLYLE COMMITMENTS FUND, LLC and CPG CARLYLE COMMITMENTS MASTER FUND, LLC to be held virtually on February 18, 2022 at 12:30 p.m. Eastern Time, at the following website: www.virtualshareholdermeeting.com/CPG2022, and at any and all adjournments or postponements thereof, all interests of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. This proxy is solicited on behalf of the Board of Directors. The interests represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted "FOR" proposal 1 and "FOR" proposal 2. This proxy also grants discretionary power to the proxies to vote, in their judgment, upon such other business as may properly come before the Meeting, including whether to adjourn the Meeting. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.